 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 26, 1995
                                                 SECURITIES ACT FILE NO. 2-58521
                                        INVESTMENT COMPANY ACT FILE NO. 811-2739
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [_]
                                                                             [X]
                      POST-EFFECTIVE AMENDMENT NO. 24
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                                                             [X]
                             AMENDMENT NO. 21
                        (Check appropriate box or boxes)

                                ----------------
                      MERRILL LYNCH BASIC VALUE FUND, INC.

            (Exact Name of Registrant as Specified in Charter)

        800 SCUDDERS MILL ROAD                           08536
        PLAINSBORO, NEW JERSEY                        (Zip Code)
   (Address of Principal Executive
               Offices)

    (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (609) 282-2800

                                 ARTHUR ZEIKEL
                      MERRILL LYNCH BASIC VALUE FUND, INC.
                             800 SCUDDERS MILL ROAD
                             PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011

                  (Name and Address of Agent for Service)

                                ----------------

                                   COPIES TO:

  COUNSEL FOR THE FUND:        PHILIP L. KIRSTEIN       MARK B. GOLDFUS, ESQ.
       BROWN & WOOD      MERRILL LYNCH ASSET MANAGEMENT FUND ASSET MANAGEMENT
  ONE WORLD TRADE CENTER         P.O. BOX 9011              P.O. BOX 9011
                                                        PRINCETON, NEW JERSEY
NEW YORK, NEW YORK 10048-                                     08543-9011
        0557
                        PRINCETON, NEW JERSEY 08543-9011
   ATTENTION: THOMAS R.
        SMITH, JR.

                                ----------------
 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                    [X] immediately upon filing pursuant to paragraph (b)

                    [_] on (date) pursuant to paragraph (b)

                    [_] 60 days after filing pursuant to paragraph (a)(1)

                    [_] on (date) pursuant to paragraph (a)(1)

                    [_] 75 days after filing pursuant to paragraph (a)(2)

                    [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                    [_] this post-effective amendment designates a new
                      effective date for a previously filed post-effective amendment.

                                ----------------

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON AUGUST 22, 1995.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      MERRILL LYNCH BASIC VALUE FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-1A
 ITEM NO.                                                LOCATION
 --------                                                --------
 PART A
 Item 1.     Cover Page................   Cover Page
 Item 2.     Synopsis..................   Fee Table
             Condensed Financial
 Item 3.      Information..............   Financial Highlights
 Item 4.     General Description of       Investment Objective and Policies;
              Registrant...............    Additional Information
 Item 5.     Management of the Fund....   Fee Table; Management of the Fund;
                                           Portfolio Transactions and Brokerage;
                                           Inside Back Cover Page
 Item 5A.    Management's Discussion of
              Fund Performance.........   Not Applicable
 Item 6.     Capital Stock and Other      Cover Page; Purchase of Shares;
              Securities...............    Redemption of Shares; Shareholder
                                           Services; Additional Information
 Item 7.     Purchase of Securities       Cover Page; Fee Table; Merrill Lynch
              Being Offered............    Select PricingSM System; Purchase of
                                           Shares; Shareholder Services;
                                           Additional Information; Inside Back
                                           Cover Page
 Item 8.     Redemption or Repurchase..   Fee Table; Merrill Lynch Select
                                           PricingSM System; Purchase of Shares;
                                           Redemption of Shares
 Item 9.     Pending Legal Proceedings.   Not Applicable
 PART B
 Item 10.    Cover Page................   Cover Page
 Item 11.    Table of Contents.........   Back Cover Page
             General Information and
 Item 12.     History..................   Not Applicable
             Investment Objective and
 Item 13.     Policies.................   Investment Objective and Policies
 Item 14.    Management of the Fund....   Management of the Fund
 Item 15.    Control Persons and
              Principal Holders of        Management of the Fund; General
              Securities...............    Information--Additional Information
 Item 16.    Investment Advisory and      Management of the Fund; Purchase of
              Other Services...........   Shares; General Information
             Brokerage Allocation and
 Item 17.     Other Practices..........   Portfolio Transactions and Brokerage
             Capital Stock and Other
 Item 18.     Securities...............   General Information
 Item 19.    Purchase, Redemption and
              Pricing of Securities       Purchase of Shares; Redemption of
              Being Offered............    Shares; Determination of Net Asset
                                           Value; Shareholder Services
 Item 20.    Tax Status................   Dividends, Distributions and Taxes
 Item 21.    Underwriters..............   Purchase of Shares
             Calculation of Performance
 Item 22.     Data.....................   Performance Data
 Item 23.    Financial Statements......   Financial Statements

PART C
  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

OCTOBER 26, 1995

                      MERRILL LYNCH BASIC VALUE FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  Merrill Lynch Basic Value Fund, Inc. (the "Fund") is a diversified, open-end investment company seeking capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities which provide an above-average dividend return and sell at a below-average price-earnings ratio. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 10.

                               ----------------

  Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 4.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from other securities dealers which have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                               ----------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
  IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated October 26, 1995 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------

                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE
  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                 CLASS A(a)        CLASS B(b)            CLASS C      CLASS D
                 ----------        ----------            -------      -------
SHAREHOLDER
 TRANSACTION
 EXPENSES:
 Maximum Sales
  Charge Im-
  posed on Pur-
  chases (as a
  percentage of
  offering
  price).......    5.25%(c)           None                None         5.25%(c)
 Sales Charge
  Imposed on
  Dividend
  Reinvestments.    None              None                None          None
 Deferred Sales
  Charge (as a
  percentage of     None(d)                         1.0% for one year   None(d)
  original pur-
  chase price                4.0% during the first
  or redemption              year, decreasing 1.0%
  proceeds,                   annually thereafter
  whichever is                 to 0.0% after the
  lower).......                   fourth year
 Exchange Fee..     None              None                None          None
ANNUAL FUND
 OPERATING
 EXPENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS)(e)
 Investment
  Advisory
  Fees(f)......    0.40%             0.40%                0.40%        0.40%
 12b-1 Fees(g):
 Account
  Maintenance
  Fees.........     None             0.25%                0.25%        0.25%
 Distribution
  Fees.........     None             0.75%                0.75%         None
                                (Class B shares
                                   convert to
                                 Class D shares
                                 automatically
                              after approximately
                                  eight years
                                and cease being
                                   subject to
                               distribution fees)
 Other
  Expenses:
 Custodial
  Fees.........    0.01%             0.01%                0.01%        0.01%
 Shareholder
  Servicing
  Costs(h).....    0.15%             0.17%                0.17%        0.15%
 Other.........    0.03%             0.03%                0.03%        0.03%
                   -----             -----                -----        -----
  Total Other      0.19%             0.21%                0.21%        0.19%
   Expenses....    -----             -----                -----        -----
 Total Fund
  Operating        0.59%             1.61%                1.61%        0.84%
  Expenses.....    =====             =====                =====        =====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives-- Class A and Class D Shares"--page 17.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 19.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares"--page 17.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which may not be subject to an initial sales charge will instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase.

(e) Information for Class A and Class B shares is stated for the fiscal year ended June 30, 1995. Information under "Other Expenses" for Class C and Class D shares is estimated for the fiscal year ending June 30, 1996.

(f) See "Management of the Fund--Management and Advisory Arrangements"--page
    14.

(g) See "Purchase of Shares--Distribution Plans" page 23.

(h) See "Management of the Fund--Transfer Agency Services"--page 15.

EXAMPLE:

                                       CUMULATIVE EXPENSES PAID FOR THE
                                                  PERIOD OF:
                                      ---------------------------------------
                                      1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                      -------   --------  --------  ---------
An investor would pay the following
 expenses on a $1,000 investment
 including the maximum $52.50
 initial sales charge (Class A and
 Class D shares only) and assuming
 (1) the Total Fund Operating
 Expenses for each class set forth
 above, (2) a 5% annual return
 throughout the periods and (3)
 redemption at the end of the
 period:
  Class A...........................       $58        $70       $84       $122
  Class B...........................       $56        $71       $88       $171*
  Class C...........................       $26        $51       $88       $191
  Class D...........................       $61        $78       $97       $151
An investor would pay the following
 expenses on the same $1,000 invest-
 ment assuming no redemption at the
 end of the period:
  Class A...........................       $58        $70       $84       $122
  Class B...........................       $16        $51       $88       $171*
  Class C...........................       $16        $51       $88       $191
  Class D...........................       $61        $78       $97       $151

--------
* Assumes conversion to Class D shares approximately eight years after purchase.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission ("Commission") regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and redemptions. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                    MERRILL LYNCH SELECT PRICING (SM) SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing (SM) System is used by more than 60 mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM") or Fund Asset Management, L.P. ("FAM" or the "Investment Adviser"), an affiliate of MLAM. Funds advised by MLAM or FAM which use the Merrill Lynch Select Pricing (SM) System are referred to herein as "MLAM-advised mutual funds".

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing (SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing (SM) System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".

                                             ACCOUNT
                                           MAINTENANCE DISTRIBUTION
 CLASS          SALES CHARGE(/1/)              FEE         FEE        CONVERSION FEATURE
------------------------------------------------------------------------------------------
  A           Maximum 5.25% initial            No           No                No
                  sales charge(/2/)(/3/)
------------------------------------------------------------------------------------------
  B    CDSC for a period of up to 4 years,    0.25%        0.75%     B shares convert to
          at a rate of 4.0% during the                              D shares automatically
           first year, decreasing 1.0%                               after approximately
                 annually to 0.0%                                      eight years(/4/)
------------------------------------------------------------------------------------------
  C          1.0% CDSC for one year           0.25%        0.75%              No
------------------------------------------------------------------------------------------
  D           Maximum 5.25% initial           0.25%         No                No
                sales charge(/3/)

-------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, will be subject to a 1.0% CDSC for one year. See "Class A" and "Class D" below.

(4) The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans are modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

Class A.

      Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of the Fund. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain investment programs. In addition, Class A shares will be offered to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans in connection with certain investment programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

Class B. Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25%, and an ongoing distribution fee of 0.75%, of the Fund's average net assets attributable to the Class B shares, and a CDSC if they are redeemed within four years of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once each month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans are modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

Class C. Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25%, and an ongoing distribution fee of 0.75%, of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D. Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain investment programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all of their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all of their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges".

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in connection with the annual audits of the financial statements of the Fund by Deloitte & Touche llp, independent auditors. Financial statements for the year ended June 30, 1995 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Fund's audited financial statements. Financial information is not presented for Class B shares for the period July 1, 1985 to October 20, 1988 since no shares of that class were publicly issued prior to October 20, 1988, and financial information is presented for Class C and Class D shares only for the period October 21, 1994 (commencement of operations) to June 30, 1995. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

                                                        CLASS A
                    -----------------------------------------------------------------------------------
                                                FOR THE YEAR ENDED JUNE 30,
                    -----------------------------------------------------------------------------------
                       1995        1994        1993        1992        1991        1990        1989
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------
 INCREASE (DE-
 CREASE) IN NET
 ASSET VALUE:
 PER SHARE OPER-
 ATING PERFOR-
 MANCE:
 Net asset value,
 beginning of
 year............   $    23.17  $    23.31  $    20.57  $    18.90  $    19.32  $    20.03  $    18.60
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Investment in-
 come--net.......          .74         .62         .71         .70         .87         .95         .85
 Realized and
 unrealized gain
 (loss) on in-
 vestments and
 foreign currency
 transactions--
 net.............         4.01         .67        3.03        2.02        (.02)       (.56)       1.99
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Total from in-
 vestment opera-
 tions...........         4.75        1.29        3.74        2.72         .85         .39        2.84
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Less dividends
 and distribu-
 tions:
 Investment in-
 come--net.......         (.69)       (.70)       (.64)       (.76)       (.97)       (.87)       (.75)
 Realized gain on
 investments--
 net.............         (.79)       (.73)       (.36)       (.29)       (.30)       (.23)       (.66)
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Total dividends
 and distribu-
 tions...........        (1.48)      (1.43)      (1.00)      (1.05)      (1.27)      (1.10)      (1.41)
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Net asset value,
 end of year.....   $    26.44  $    23.17  $    23.31  $    20.57  $    18.90  $    19.32  $    20.03
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========
 TOTAL INVESTMENT
 RETURN:**
 Based on net as-
 set value per
 share...........        21.67%       5.68%      19.03%      15.08%       5.39%       1.77%      16.29%
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========
 RATIOS TO AVER-
 AGE NET ASSETS:
 Expenses........          .59%        .53%        .54%        .58%        .59%        .57%        .58%
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========
 Investment in-
 come--net.......         3.19%       2.76%       3.48%       3.52%       4.76%       5.05%       4.82%
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========
 SUPPLEMENTAL DA-
 TA:
 Net assets, end
 of year (in
 thousands)......   $2,834,652  $2,272,983  $2,023,078  $1,670,430  $1,490,657  $1,556,257  $1,373,408
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========
 Portfolio turn-
 over............        11.69%      21.79%      20.85%      21.24%      20.11%       4.88%      13.44%
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========

----
**Total investment returns exclude the effects of sales loads.

                              CLASS A
                   -------------------------------
                     FOR THE YEAR ENDED JUNE 30,
                   -------------------------------
                      1988        1987       1986
                   ----------  ----------  --------
 INCREASE (DE-
 CREASE) IN NET
 ASSET VALUE:
 PER SHARE OPER-
 ATING PERFOR-
 MANCE:
 Net asset value,
 beginning of
 year............  $    20.26  $    18.07  $  15.65
                   ----------  ----------  --------
 Investment in-
 come--net.......         .74         .65       .62
 Realized and
 unrealized gain
 (loss) on in-
 vestments and
 foreign currency
 transactions--
 net.............        (.44)       3.04      3.41
                   ----------  ----------  --------
 Total from in-
 vestment opera-
 tions...........         .30        3.69      4.03
                   ----------  ----------  --------
 Less dividends
 and distribu-
 tions:
 Investment in-
 come--net.......        (.62)       (.64)     (.59)
 Realized gain on
 investments--
 net.............       (1.34)       (.86)    (1.02)
                   ----------  ----------  --------
 Total dividends
 and distribu-
 tions...........       (1.96)      (1.50)    (1.61)
                   ----------  ----------  --------
 Net asset value,
 end of year.....  $    18.60  $    20.26  $  18.07
                   ==========  ==========  ========
 TOTAL INVESTMENT
 RETURN:**
 Based on net as-
 set value per
 share...........        1.90%      22.37%    28.59%
                   ==========  ==========  ========
 RATIOS TO AVER-
 AGE NET ASSETS:
 Expenses........         .58%        .59%      .61%
                   ==========  ==========  ========
 Investment in-
 come--net.......        4.06%       3.82%     4.39%
                   ==========  ==========  ========
 SUPPLEMENTAL DA-
 TA:
 Net assets, end


 of year (in
 thousands)......  $1,079,262  $1,158,997  $823,664
                   ==========  ==========  ========
 Portfolio turn-
 over............       20.42%      23.34%    23.28%
                   ==========  ==========  ========

----
**Total investment returns exclude the effects of sales loads.

                                                           CLASS B                                         CLASS C     CLASS D
                            ----------------------------------------------------------------------------   ---------  ---------
                                                                                                             FOR THE PERIOD
                                                                                                           OCTOBER 21, 1994++
                                                 FOR THE YEAR ENDED JUNE 30,                                  TO JUNE 30,
                            ----------------------------------------------------------------------------   --------------------
                               1995        1994        1993        1992       1991      1990     1989+       1995       1995
                            ----------  ----------  ----------  ----------  --------  --------  --------   ---------  ---------
 INCREASE (DECREASE) IN
  NET ASSET VALUE:
 PER SHARE OPERATING PER-
  FORMANCE:
 Net asset value, begin-
  ning of period.........   $    22.87  $    23.04  $    20.35  $    18.71  $  19.12  $  19.92  $  18.78   $  22.92   $   23.19
                            ----------  ----------  ----------  ----------  --------  --------  --------   --------   ---------
 Investment income--net..          .53         .42         .53         .50       .66       .78       .55        .44         .50
 Realized and unrealized
  gain (loss) on invest-
  ments and foreign cur-
  rency transactions--
  net....................         3.93         .62        2.96        2.00       .01      (.59)     1.30       3.05        3.17
                            ----------  ----------  ----------  ----------  --------  --------  --------   --------   ---------
 Total from investment
  operations.............         4.46        1.04        3.49        2.50       .67       .19      1.85       3.49        3.67
                            ----------  ----------  ----------  ----------  --------  --------  --------   --------   ---------
 Less dividends and dis-
  tributions:
 Investment income--net..         (.46)       (.48)       (.44)       (.57)     (.78)     (.76)     (.36)      (.33)       (.35)
 Realized gain on invest-
  ments--net.............         (.79)       (.73)       (.36)       (.29)     (.30)     (.23)     (.35)      (.10)       (.10)
                            ----------  ----------  ----------  ----------  --------  --------  --------   --------   ---------
 Total dividends and dis-
  tributions.............        (1.25)      (1.21)       (.80)       (.86)    (1.08)     (.99)     (.71)      (.43)       (.45)
                            ----------  ----------  ----------  ----------  --------  --------  --------   --------   ---------
 Net asset value, end of
  period.................       $26.08  $    22.87  $    23.04  $    20.35  $  18.71  $  19.12  $  19.92   $  25.98   $   26.41
                            ==========  ==========  ==========  ==========  ========  ========  ========   ========   =========
 TOTAL INVESTMENT RE-
  TURN:**
 Based on net asset value
  per share..............        20.45%       4.61%      17.81%      13.90%     4.33%      .73%    10.27%#    15.59%#     16.23%#
                            ==========  ==========  ==========  ==========  ========  ========  ========   ========   =========
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses, excluding ac-
  count maintenance and
  distribution fees......          .61%        .55%        .56%        .60%      .61%      .60%      .62%*      .66%*       .62%*
                            ==========  ==========  ==========  ==========  ========  ========  ========   ========   =========
 Expenses................         1.61%       1.55%       1.56%       1.60%     1.61%     1.60%     1.62%*     1.66%*       .87%*
                            ==========  ==========  ==========  ==========  ========  ========  ========   ========   =========
 Investment income--net..         2.16%       1.75%       2.47%       2.50%     3.73%     4.03%     4.43%*     2.09%*      2.88%*
                            ==========  ==========  ==========  ==========  ========  ========  ========   ========   =========
 SUPPLEMENTAL DATA:
 Net assets, end of pe-
  riod (in thousands)....   $2,464,248  $1,744,704  $1,383,935  $1,064,354  $874,318  $922,126  $468,537   $ 74,334    $203,033
                            ==========  ==========  ==========  ==========  ========  ========  ========   ========   =========
 Portfolio turnover......        11.69%      21.79%      20.85%      21.24%    20.11%     4.88%    13.44%     11.69%      11.69%
                            ==========  ==========  ==========  ==========  ========  ========  ========   ========   =========

-------

 * Annualized.

**Total investment returns exclude the effects of sales loads.

 +Class B Shares commenced operations on October 21, 1988.

++ Commencement of operations.

# Aggregate total investment return.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities which provide an above-average dividend return and sell at a below-average price-earnings ratio. There can be no assurance that the objective of the Fund will be realized. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

  The investment policy of the Fund is based on the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of securities in favorable market climates and depress prices of securities in unfavorable climates. Based on this premise, management believes that favorable changes in market prices are more likely to begin when securities are out of favor, earnings are depressed, price-earnings ratios are relatively low, investment expectations are limited, and there is no real general interest in the particular security or industry involved. On the other hand, management believes that negative developments are more likely to occur when investment expectations are generally high, stock prices are advancing or have advanced rapidly, price-earnings ratios have been inflated, and the industry or issue continues to gain new investment acceptance on an accelerated basis. In other words, management believes that market prices of securities with relative high price-earnings ratios are more susceptible to unexpected adverse developments while securities with relatively low price-earnings ratios are more favorably positioned to benefit from favorable, but generally unanticipated events. This investment policy departs from traditional philosophy. Management of the Fund believes that the market risk involved in this policy is moderated somewhat by an emphasis on securities with above-average dividend returns.

  The current institutionally-dominated market tends to ignore, to some extent, the numerous secondary issues whose market capitalizations are below those of the relatively few larger size growth companies. It is expected that the Fund's portfolio generally will have significant representation in this secondary segment of the market.

  The Investment Adviser is responsible for the management of the Fund's portfolio and makes portfolio decisions based on its own research information supplemented by research information provided by other sources. The basic orientation of the Fund's investment policies is such that at times a large portion of its common stock holdings may carry less than favorable research ratings from research analysts. The Investment Adviser makes extensive use of investment research information provided by unaffiliated brokers and dealers and of the securities research, economic research and computer applications facilities provided by Merrill Lynch, as described below:

  Securities Research. Merrill Lynch's securities research division, the largest in the industry, employs approximately 150 professionals responsible for fundamental and technical securities analysis. The fundamental research staff consists of approximately 136 professionals who follow approximately 1,500 companies. The types of securities in which the Fund will invest often receive limited research coverage and therefore the Fund will benefit from its access to Merrill Lynch's extensive research resources. Merrill Lynch continually analyzes the changing patterns of market forces and trends in the overall market, groups of securities and individual securities and carefully monitors indicators of investor psychology.

  Economic Research. The economic research facilities of Merrill Lynch conduct detailed analyses of overall economic conditions, both nationally and internationally. Merrill Lynch economists work closely with analysts of the Investment Adviser in the continuous analysis of factors affecting the securities markets, industry performance and short-term and long-term market risks.

  Computer Applications. The computer applications facilities of Merrill Lynch provide, among other things, proprietary computer screening programs used to identify securities on the basis of various characteristics, which may include dividend return, price-earnings ratios, price trends and other factors deemed significant in analyzing a particular segment of the securities markets.

  Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stocks. The Fund also may invest in preferred stocks and non-convertible debt securities and utilize covered call options with respect to portfolio securities as described below and in the Statement of Additional Information. It reserves the right as a defensive measure to hold other types of securities, including Government and money market securities, repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant. The Fund may invest up to 25% of its total assets, taken at market value at the time of acquisition, in the securities of foreign issuers. Investments in securities of foreign issuers involve certain risks, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays or problems with settlement could affect the liquidity of the Fund's portfolio and adversely affect the Fund's performance. To the extent such investments are subject to withholding or other taxes or to regulations relating to repatriation of assets, the Fund's distributable income will be reduced. The prices of securities in different countries may be subject to different economic, financial, political and social factors.

  The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the Fund will not invest more than 15% of its total assets in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale, certain investments in asset-backed and receivable-backed securities and restricted securities, unless the Fund's Board of Directors continuously determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  The Board of Directors carefully monitors the Fund's investments in these securities purchased pursuant to Rule 144A, focusing on such factors, among others, as valuation, liquidity and availability of information. These investments in securities purchased pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

  Investment Restrictions. The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). In addition, as a fundamental restriction the Fund may not borrow money or pledge its assets, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. (However, at the present time, applicable law prohibits the Fund from purchasing securities on margin.) (The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin.) Notwithstanding the above-referenced fundamental restrictions on borrowing money, as a non-fundamental restriction the Fund may not borrow amounts in excess of 5% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

  Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Fund will not invest in securities which cannot readily be resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets (or 10% of its total assets as presently required by certain state laws) taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  Investment in Foreign Issuers. It is anticipated that in the immediate future, the Fund will invest not more than 25% of its total assets in the securities of foreign issuers. Nevertheless, investors should note that investment in securities of foreign issuers involves risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic development and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments.

  Lending of Portfolio Securities. The Fund may from time to time lend securities (but not in excess of 20% of its total assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in amounts equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, which will increase the current income of the Fund.

  Writing of Covered Call Options. The Fund may from time to time write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. A call option is considered covered where the writer of the option owns the underlying securities. In return for the premium income realized from the sale of covered call options, the Fund will give up the opportunity to profit from a price increase in the underlying security above the option exercise price and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market price of the underlying security during the option period. The Fund may not write options on underlying securities exceeding 15% of its total assets, taken at market value.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Directors of the Fund are:

  Arthur Zeikel*--President of the Investment Adviser and MLAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co. and Merrill Lynch; Director of the Distributor.

  Donald Cecil--Special Limited Partner of Cumberland Partners (an investment partnership).

  M. Colyer Crum--James R. Williston Professor of Investment Management, Harvard Business School.

  Edward H. Meyer--Chairman of the Board of Directors, President and Chief Executive Officer of Grey Advertising Inc.

  Jack B. Sunderland--President and Director of American Independent Oil Company, Inc. (an energy company).

  J. Thomas Touchton--Managing Partner of The Witt-Touchton Company (a private investment partnership).
--------
* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company, acts as the investment adviser to the Fund and provides the Fund with management and investment advisory services. The Investment Adviser or MLAM acts as the investment adviser to more than 125 registered investment companies. MLAM also provides investment advisory services to individual and institutional accounts. As of September 30, 1995, the Investment Adviser and MLAM had a total of approximately $189.4 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of MLAM.

  The investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser supplies the portfolio managers for the Fund, who consider analyses from various sources, make the necessary investment decisions, and place transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Fund and is required to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

  The Investment Adviser has access to the total securities research, economic research and computer applications facilities of Merrill Lynch and makes extensive use of those facilities as described under "Investment Objective and Policies".

  The Fund pays the Investment Adviser a monthly fee based on the average daily value of the Fund's net assets: 0.60% of that portion of average daily net assets not exceeding $100 million; 0.50% of that portion of average daily net assets exceeding $100 million but not exceeding $200 million; and 0.40% of that portion of average daily net assets exceeding $200 million. For the fiscal year ended June 30, 1995, the Investment Adviser earned a fee of $18,443,250 (based on average net assets of approximately $4.6 billion) and the effective rate was approximately 0.40%.

  The Investment Advisory Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the investment advisory fee, legal and audit fees, unaffiliated Directors' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided for the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal year ended June 30, 1995, the Fund paid the Investment Adviser $259,783 for such accounting services. For the year ended June 30, 1995, the ratio of total expenses to average net assets was 0.59% for the Class A shares and 1.61% for the Class B shares; for the period October 21, 1994 (commencement of operations) to June 30, 1995, the annualized ratio of total expenses to average net assets was 1.66% for Class C shares and 0.87% for Class D shares.

  Paul M. Hoffmann is a Vice President and Portfolio Manager for the Fund. Mr. Hoffmann has been a Portfolio Manager and a Vice President of MLAM since 1976.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (formerly known as Financial Data Services, Inc.) (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Fund pays the Transfer Agent a fee of $11.00 per Class A or Class D shareholder account and $14.00 per Class B or Class C shareholder account and the Transfer Agent is entitled to reimbursement from the Fund for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For the fiscal year ended June 30, 1995, the total fee paid by the Fund to the Transfer Agent pursuant to the Transfer Agency Agreement was $7,232,252. At September 30, 1995, the Fund had 209,767 Class A shareholder accounts, 208,553 Class B shareholder accounts, 12,514 Class C shareholder accounts and 24,093 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $5,667,398 plus out-of-pocket expenses.

                               PURCHASE OF SHARES

  Merrill Lynch Funds Distributor, Inc. (the "Distributor"), an affiliate of the Investment Adviser, MLAM and Merrill Lynch, acts as the Distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer

Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except for retirement plans, the minimum initial purchase is $100, and the minimum subsequent purchase is $1.

  The Fund offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange on the day the orders are placed with the Distributor, provided the orders are received by the Distributor prior to 30 minutes after the close of business on the New York Stock Exchange on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the New York Stock Exchange on that day, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select
Pricing (SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill
Lynch Select Pricing System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 3.

  Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B,

Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing System.


                                             ACCOUNT
                                           MAINTENANCE DISTRIBUTION
 CLASS          SALES CHARGE(/1/)              FEE         FEE        CONVERSION FEATURE
------------------------------------------------------------------------------------------
  A        Maximum 5.25% initial sales         No           No                No
                charge(/2/)(/3/)
------------------------------------------------------------------------------------------
  B    CDSC for a period of up to 4 years,    0.25%        0.75%     B shares convert to
          at a rate of 4.0% during the                              D shares automatically
           first year, decreasing 1.0%                               after approximately
                 annually to 0.0%                                      eight years(/4/)
------------------------------------------------------------------------------------------
  C          1.0% CDSC for one year           0.25%        0.75%              No
------------------------------------------------------------------------------------------
  D           Maximum 5.25% initial           0.25%         No                No
                sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, will be subject to a 1.0% CDSC for one year.

(4) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                              SALES LOAD     SALES LOAD        DISCOUNT TO
                             AS PERCENTAGE AS PERCENTAGE*    SELECTED DEALERS
                              OF OFFERING    OF THE NET    AS PERCENTAGE OF THE
AMOUNT OF PURCHASE               PRICE     AMOUNT INVESTED    OFFERING PRICE
------------------           ------------- --------------- --------------------
Less than $25,000...........     5.25%          5.54%              5.00%
$25,000 but less than
 $50,000....................     4.75           4.99               4.50
$50,000 but less than
 $100,000...................     4.00           4.17               3.75
$100,000 but less than
 $250,000...................     3.00           3.09               2.75
$250,000 but less than
 $1,000,000.................     2.00           2.04               1.80
$1,000,000 and over**.......     0.00           0.00               0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D share purchases of $1,000,000 or more, and on Class A share purchases by certain retirement plan investors in connection with certain investment programs, made on or after October 21, 1994. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Class A share purchases made prior to October 21, 1994 may be subject to a CDSC if the shares are redeemed within one year of purchase at the following rates: 1.00% on purchases of $1,000,000 to $2,500,000; 0.60% on purchases of $2,500,001 to $3,500,000; 0.40% on purchases of $3,500,001 to $5,000,000; and 0.25% on purchases of more than $5,000,000, in lieu of paying an initial sales charge. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1 million or more of Class A or Class D shares by certain 401(k) plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended (the "Securities Act"). During the fiscal year ended June 30, 1995, the Fund sold 19,425,436 Class A shares for aggregate net proceeds of $466,205,455. The gross sales charges for the sale of Class A shares of the Fund for that year were $1,586,058, of which $86,913 and $1,499,145 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended June 30, 1995, the Distributor received CDSCs of approximately $13,592, all of which were paid to Merrill Lynch, with respect to redemption within one year after purchase of Class A shares purchased subject to front-end sales charge waivers. During the fiscal period October 21, 1994 (commencement of operations) to June 30, 1995, the Fund sold 3,673,107 Class D shares for aggregate net proceeds of $88,800,325. The gross sales charges for the sale of Class D shares of the Fund for the period were $1,239,289, of which $73,637 and $1,165,652 were received by the Distributor and Merrill Lynch, respectively. During such period, the Distributor received CDSCs of approximately $18 with respect to redemption within one year after purchase of Class D shares purchased subject to front-end sales charge waivers.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint(SM)

Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A or Class D shares of the Fund if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994). For example, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

  Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors".

  Class A and Class D shares are offered at net asset value to certain employer sponsored retirement or savings plans and to Employee Access AccountsSM available through employers which provide such plans.

  Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch financial consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch BlueprintSM Program.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans". The proceeds from the ongoing account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services-- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                               CLASS B CDSC
                                                              AS A PERCENTAGE
                                                             OF DOLLAR AMOUNT
   YEAR SINCE PURCHASE PAYMENT MADE                          SUBJECT TO CHARGE
   --------------------------------                          -----------------
   0-1......................................................       4.00%
   1-2......................................................       3.00
   2-3......................................................       2.00
   3-4......................................................       1.00
   4 and thereafter.........................................       0.00

During the fiscal year ended June 30, 1995, the Fund sold 34,461,582 Class B shares for aggregate net proceeds of $815,962,756. For the fiscal year ended June 30, 1995, the Distributor received CDSCs of $1,951,585 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase) for shares purchased on or after October 21, 1994.

  In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the Merrill Lynch Mutual Fund Adviser ("MFA") program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services--Exchange Privilege").

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint (SM) Program. The CDSC also is waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access Account SM available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.

  Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  During the period October 21, 1994 (commencement of operations) to June 30, 1995, the Fund sold 3,236,903 Class C shares for aggregate net proceeds of $77,339,209. During that period, the Distributor received CDSCs of $13,126 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate Funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

  The Conversion Period also is modified for retirement plan investors who participate in the MFA program. While participating in the MFA program, such investors will hold Class A shares. If these Class A shares were acquired through exchange of Class B shares (see "Shareholder Services--Exchange Privilege"), then the holding period for such Class A shares will be "tacked" to the holding period of the Class B shares originally held for purposes of calculating the Conversion Period on Class B shares acquired upon termination of participations in the MFA program.

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  Prior to July 6, 1993, the Fund paid the Distributor an ongoing distribution fee, accrued daily and paid monthly, at the annual rate of 1.0% of average daily net assets of the Class B shares of the Fund under a distribution plan previously adopted by the Fund (the "Prior Plan") to compensate the Distributor and Merrill Lynch for providing account maintenance and distribution-related activities and services to Class B shareholders. The fee rate payable and the services provided under the Prior Plan are identical to the aggregate fee rate payable and the services provided under the Class B Distribution Plan, the difference being that the account maintenance and distribution services have been unbundled.

  For the fiscal year ended June 30, 1995, the Fund paid the Distributor $19,879,726 pursuant to the Class B Distribution Plan (based on average net assets subject to the Class B Distribution Plan of approximately $2.0 billion), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal period October 21, 1994 (commencement of operations for Class C shares) to June 30, 1995, the Fund paid the Distributor $211,321 pursuant to the Class C Distribution Plan (based on average net assets subject to the Class C Distribution Plan of approximately $30.6 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal period October 21, 1994 (commencement of operations for Class D shares) to June 30, 1995, the Fund paid the Distributor $186,902 pursuant to the Class D Distribution Plan (based on average net assets subject to the Class D Distribution Plan of approximately $108.3 million), all of which was paid to Merrill Lynch for providing account maintenance services in connection with Class D shares. At September 30, 1995, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $2.7 billion. At this asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $26.8 billion. At September 30, 1995, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $102.5 million. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate approximately $1.0 million. At September 30, 1995, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $269.6 million. At this asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate approximately $673,881.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.

  At December 31, 1994, for Class B shares, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch exceeded fully allocated accrual revenues for such period by approximately $7,910,000 (0.44% of Class B net assets at that date). As of June 30, 1995, direct cash revenues for the period since commencement of the offering of Class B shares exceeded direct cash expenses by $48,450,219 (1.97% of Class B net assets at that date). Similar fully allocated accrual data is not yet available with respect to Class C shares which the Fund commenced offering to the public on October 21, 1994. As of June 30, 1995 direct cash expenses for the period since commencement of the offering of Class C shares exceeded direct cash revenues by $120,815 (0.16% of Class C net assets at that date).

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on the day received, and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange on the same day. Dealers have the responsibility to submit such repurchase requests to the Fund not later than 30 minutes after the close of business on the New York Stock Exchange in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares to such customers. Redemptions directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors. Included in the Fund's shareholder services are the following:

  Investment Account. Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. These statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

  Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

  Under the Merrill Lynch Select Pricing (SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

  The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one-year holding period does not apply to shares reacquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege also is modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

  Automatic Reinvestment of Dividends and Capital Gains Distributions. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions paid in cash rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

  Systematic Withdrawal Plans. A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his Investment Account in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program, subject to certain conditions.

  Automatic Investment Plans. Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement plans) through the CMA(R)/CBA(R) Automated Investment Program.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available.

  The Fund has no obligation to deal with any broker or dealer in the execution of its portfolio transactions. The Fund pays brokerage fees to Merrill Lynch in connection with portfolio transactions executed by Merrill Lynch. Brokers and dealers, including Merrill Lynch, who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research received by the Investment Adviser also may be used in connection with other investment advisory accounts of the Investment Adviser and its affiliates. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies such broker-dealer to execute transactions for the Fund.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements directed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week,

CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or other industry publications. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period. In addition, from time to time the Fund may include its risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature.

                            ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid semi-annually. All net realized long or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information--Determination of Net Asset Value" below. Dividends and distributions may be reinvested automatically in shares of the Fund, at net asset value without sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily, 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on each day during which the New York Stock Exchange is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The Fund employs Merrill Lynch Securities Pricing (SM) Service ("MLSPS"), an affiliate of the Investment Adviser, to provide certain securities prices for the Fund. During the fiscal year ended June 30, 1995, the Fund did not pay MLSPS a fee for such service.

  The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon its last sale price. Options purchased by the Fund are valued at their last sale price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains (including long-term gains from certain transactions in options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND

  The Fund was incorporated under Maryland law on March 22, 1977. It has an authorized capital of 1,000,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class B each consists of 300,000,000 shares, and Class C and Class D each consists of 200,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares". The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities except, as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

   Merrill Lynch Financial Data Services, Inc.

   P.O. Box 45289
   Jacksonville, FL 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

      MERRILL LYNCH BASIC VALUE FUND, INC. -- AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASE THROUGH THE MERRILL LYNCH
      BLUEPRINT(SM) PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT(SM) PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
              [_] Class A shares  [_] Class B shares  [_] Class
                        C shares  [_] Class D shares

of Merrill Lynch Basic Value Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:

    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
  First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name
Address........................................................................
 ................................................. Date........................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
                                         .....................................
                                         .....................................
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

                                          Long-Term Capital
     Ordinary Income Dividends            Gains
                                               [_] Reinvest
                                          SELECT ONE:
                                               [_] Cash
     SELECT ONE:
             [_] Reinvest
             [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] Check or [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Basic Value Fund, Inc. Authorization Form.

Specify type of account (check one): [_] checking  [_] savings

Name on your account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

    MERRILL LYNCH BASIC VALUE FUND, INC. -- AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
-------------------------------------------------------------------------------



3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER


           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                 ..................., 19......
Dear Sir/Madam:                                    Date of Initial Purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Basic Value Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Basic Value Fund, Inc. Prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Basic Value Fund, Inc. held as security.

By: .................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                            (If registered in joint names,
                                                    both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................
                                         Account Number.......................
Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
    Branch Office, Address, Stamp        We hereby authorize Merrill Lynch
                                         Funds Distributor, Inc. to act as
                                         our agent in connection with
                                         transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases made under a Letter of
                                         Intention or Systematic Withdrawal
                                         Plan. We guarantee the Shareholder's
                                         signature.

-                                  -    .....................................
                                                Dealer Name and Address
-                                  -
This form when completed, should        By: .................................
be mailed to:                               Authorized Signature of Dealer

  Merrill Lynch Basic Value Fund, Inc.

  c/o Merrill Lynch Financial Data Services, Inc.
  P.O. Box 45289                       [_][_][_]   [_][_][_][_]   ..............
  Jacksonville, FL 32232-5289         Branch Code    F/C No.       F/C Last Name

                                         [_][_][_]  [_][_][_][_][_]
                                         Dealer's Customer A/C No.

      MERRILL LYNCH BASIC VALUE FUND, INC. -- AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL PLAN OR THE AUTOMATIC INVESTMENT PLAN ONLY.
-------------------------------------------------------------------------------


1. ACCOUNT REGISTRATION
(Please Print)

Name...........................................    Social Security No. or
      First Name         Initial       Last Name   Taxpayer Identification
                                                           Number

Name of Co-Owner (if any)......................
                First Name  Initial    Last Name

Address........................................  Account Number ..............
                                                 (if existing account)
 ...............................................
                                          (Zip Code)
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D shares in Merrill Lynch Basic Value Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one)
[_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic
withdrawal on                     or as soon as possible thereafter.
                            (month)

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [_] $
or [_]    % of the current value of [_] Class A or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (please print)......................................................

Address .......................................................................

   ..........................................................................

   Signature of Owner................................   Date..................

   Signature of Co-Owner (if any)............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

     ........................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

    MERRILL LYNCH BASIC VALUE FUND, INC. -- AUTHORIZATION FORM (PART 2) --
                                  (CONTINUED)
-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

      [_] Class A shares      [_] Class B shares      [_] Class C
      shares                                   [_] Class D shares

of Merrill Lynch Basic Value Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                                           AUTHORIZATION TO HONOR ACH DEBITS

    MERRILL LYNCH FINANCIAL DATA
         SERVICES, INC.

You are hereby authorized to draw an       DRAWN BY MERRILL LYNCH FINANCIAL
ACH debit each month on my bank                DATA SERVICES, INC.
account for investment in Merrill
Lynch Basic Value Fund, Inc., as
indicated below:

                                         To...............................Bank
                                                       (Investor's Bank)

                                         Bank Address.........................


                                         City....... State........ Zip.......

  Amount of each ACH debit $........

  Account No. ......................     As a convenience to me, I hereby
                                         request and authorize you to pay and
                                         charge to my account ACH debits
                                         drawn on my account by and payable
                                         to Merrill Lynch Financial Data
                                         Services, Inc., I agree that your
                                         rights in respect to each such debit
                                         shall be the same as if it were a
                                         check drawn on you and signed
                                         personally by me. This authority is
                                         to remain in effect until revoked by
                                         me in writing. Until you receive
                                         such notice, you shall be fully
                                         protected in honoring any such
                                         debit. I further agree that if any
                                         such debit be dishonored, whether
                                         with or without cause and whether
                                         intentionally or inadvertently, you
                                         shall be under no liability.

Please date and invest ACH debits on
the 20th of each month
beginning     or as soon as possible
thereafter.
     (month)

  I agree that you are drawing these
ACH debits voluntarily at my request
and that you shall not be liable for
any loss arising from any delay in
preparing or failure to prepare any
such debit. If I change banks or
desire to terminate or suspend this
program, I agree to notify you
promptly in writing. I hereby
authorize you to take any action to
correct erroneous ACH debits of my
bank account or purchases of fund
shares including liquidating shares
of the Fund and crediting my bank
account. I further agree that if a
debit is not honored upon
presentation, Merrill Lynch Financial
Data Services, Inc. is authorized to
discontinue immediately the Automatic
Investment Plan and to liquidate
sufficient shares held in my account
to offset the purchase made with the
dishonored debit.

                                         ............   .....................
                                             Date           Signature of
                                                              Depositor

                                         ............   .....................
                                             Bank      Signature of Depositor
                                           Account       (If joint account,
                                            Number         both must sign)

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                               INVESTMENT ADVISER

                             Fund Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:

                               P.O. Box 9081

                     Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                           The Bank of New York

                           90 Washington Street

                                12th Floor

                         New York, New York 10286

                                 TRANSFER AGENT

                Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:

                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche llp
                                117 Campus Drive

                     Princeton, New Jersey 08540-6400

                                    COUNSEL

                                  Brown & Wood
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select Pricing(SM) System....................................   4
Financial Highlights.......................................................   8
Investment Objective and Policies..........................................  10
Management of the Fund.....................................................  13
 Board of Directors........................................................  13
 Management and Advisory Arrangements......................................  14
 Code of Ethics............................................................  15
 Transfer Agency Services..................................................  15
Purchase of Shares.........................................................  15
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  17
 Deferred Sales Charge Alternatives--Class B and Class C Shares............  19
 Distribution Plans........................................................  23
 Limitations on the Payment of Deferred Sales Charges......................  25
Redemption of Shares.......................................................  26
 Redemption................................................................  26
 Repurchase................................................................  26
 Reinstatement Privilege--Class A and
  Class D Shares...........................................................  27
Shareholder Services.......................................................  27
 Investment Account........................................................  27
 Exchange Privilege........................................................  28
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  30
 Systematic Withdrawal Plans...............................................  30
 Automatic Investment Plans................................................  30
Portfolio Transactions and Brokerage.......................................  30
Performance Data...........................................................  31
Additional Information.....................................................  32
 Dividends and Distributions...............................................  32
 Determination of Net Asset Value..........................................  32
 Taxes.....................................................................  33
 Organization of the Fund..................................................  35
 Shareholder Reports.......................................................  35
 Shareholder Inquiries.....................................................  36
Authorization Form.........................................................  37

                                                           Code #10042-1095

LOGO  MERRILL LYNCH

Merrill Lynch Basic Value Fund
Municipal Bond Fund

Merrill Lynch Multi-State
Municipal Series Trust

[ART]

PROSPECTUS

October 26, 1995

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                      MERRILL LYNCH BASIC VALUE FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Basic Value Fund, Inc. (the "Fund") is a diversified, open-end investment company seeking capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities which provide an above-average dividend return and sell at a below-average price-earnings ratio.

  Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated October 26, 1995 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

 The date of this Statement of Additional Information is October 26, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  Writing of Covered Call Options. The Fund may from time to time write, i.e., sell, covered call options on its portfolio securities and enter into closing purchase transactions with respect to certain of such options. A call option is considered covered where the writer of the option owns the underlying securities. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option may give up the opportunity to profit from a price increase in the underlying security above the option exercise price. In addition, the Fund will not be able to sell the underlying security until the option expires, is exercised or the Fund effects a closing purchase transaction as described below. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. If the option expires unexercised, the Fund realizes a gain in the amount of the premium received for the option which may be offset by a decline in the market price of the underlying security during the option period. The use of covered call options is not a primary investment technique of the Fund and such options normally will be written on underlying securities as to which management does not anticipate significant short-term capital appreciation. In its use of options, the Fund's investment adviser has access to personnel of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with extensive experience in options research and strategy. The Fund may not write covered options on underlying securities exceeding 15% of its total assets.

  All options referred to herein and in the Fund's Prospectus are options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange or New York Stock Exchange. An option gives the purchaser of the option the right to buy, and obligates the writer (seller) to sell the underlying security at the exercise price during the option period. The option period normally ranges from three to nine months from the date the option is written. For writing an option, the Fund receives a premium, which is the price of such option on the exchange on which it is traded. The exercise price of the option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

  The writer may terminate his obligation prior to the expiration date of the option by executing a closing purchase transaction which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option may be closed out only on an exchange which provides a secondary market for an option of the same series and there is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if management believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

  Due to the relatively short time that exchanges have been dealing with options, options involve risks of possible unforeseen events which can be disruptive to the option markets or could result in the institution of certain procedures, including restriction of certain types of orders.

  Portfolio Turnover. The rate of portfolio turnover is not a limiting factor and, given the Fund's investment policies, it is anticipated that there may be periods when high portfolio turnover will exist. The use of covered call options at times when the underlying securities are appreciating in value may result in higher portfolio turnover. The Fund pays brokerage commissions in connection with writing call options and effecting closing purchase transactions, as well as in connection with purchases and sales of portfolio securities. Although the Fund anticipates that its annual portfolio turnover rates should not exceed 100%, the turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover results in correspondingly greater brokerage commission expenses. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. The rates of portfolio turnover for the years ended June 30, 1995, 1994 and 1993 were 11.69%, 21.79% and 20.85%, respectively.

  Investment Restrictions. In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental investment policies and restrictions. The fundamental policies and restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Unless otherwise provided, all references to the assets of the Fund below are in terms of current market value. The Fund may not:

    1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Investment Company Act").

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box".

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction (c). Securities purchased in accordance with Rule 144A under the Securities Act (each a "Rule 144A security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction
  (c). Notwithstanding the fact that the Board may determine that a Rule 144A security is liquid and not subject to limitations set forth in this investment restriction (c), the State of Ohio does not recognize Rule 144A securities as securities that are free of restrictions as to resale. To the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of issuers that are restricted as to disposition, including Rule 144A securities, or in securities of issuers described in (e) below.

    d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock

  Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

    e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of Fund Asset Management, L.P., the investment adviser of the Fund (the "Investment Adviser"), the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

    g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

    h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    i. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 5% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes.

  Lending of Portfolio Securities. Subject to investment restriction (5) above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, which will increase the current income of the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

  Investment in Foreign Issuers. The Fund may invest up to 25% of its total assets in securities of foreign issuers. Investments in securities of foreign issuers involve certain risks, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due the settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. To the extent such investments are subject to withholding or other taxes or to regulations relating to repatriation of assets, the Fund's distributable income will be reduced. The prices of securities in different countries may be subject to different economic, financial, political and social factors.

                               ----------------

  Because of the affiliation of Merrill Lynch with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to a permissive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal and purchases of securities from underwriting syndicates of which Merrill Lynch is a member.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (63)--President and Director(1)(2)--President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of MLAM (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Executive Vice President of Merrill Lynch since 1990 and Senior Vice President thereof from 1985 to 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").

  Donald Cecil (68)--Director(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  M. Colyer Crum (63)--Director(2)--Soldiers Field Road, Boston, Massachusetts 02163. James R. Williston Professor of Investment Management, Harvard Business School, since 1971; Director of Cambridge Bancorp, Copley Properties, Inc. and Sun Life Assurance Company of Canada.

  Edward H. Meyer (68)--Director(2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Harman International Industries, Inc. and Ethan Allen Interiors, Inc.

  Jack B. Sunderland (67)--Director(2)--P.O. Box 1177, Scarsdale, New York 10583. President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Chairman of Murexco Petroleum, Inc. (an energy company) from 1981 to 1988; Member of Council on Foreign Relations since 1971; President, Director and Chief Executive Officer of Coroil, Inc. (an energy company) from 1979 to 1985.

  J. Thomas Touchton (56)--Director(2)--Suite 3405, One Tampa City Center, Tampa, Florida 33602. Managing Partner of The Witt-Touchton Company and its predecessor The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

  Terry K. Glenn (55)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Norman R. Harvey (62)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1982; Senior Vice President of Princeton Services since 1993.

  Paul M. Hoffmann (65)--Vice President(1)--Vice President of MLAM since 1976.

  Donald C. Burke (35)--Vice President(1)(2)--Vice President and Director of Taxation of the Investment Adviser since 1990; employee of Deloitte & Touche llp from 1982 to 1990.

  Gerald M. Richard (46)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of the Distributor since 1984 and Vice President of the Distributor since 1981.

  Mark B. Goldfus (49)--Secretary(1)(2)--Vice President of MLAM and the Investment Adviser since 1985.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director or officer of certain other investment companies for which the Investment Adviser or MLAM acts as investment adviser.

  At September 30, 1995, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At that date, Mr. Zeikel, an officer and Director of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding Common Stock of ML & Co.

COMPENSATION OF DIRECTORS

  Pursuant to the terms of the Fund's investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries. Each unaffiliated Director is paid an annual fee of $3,500 by the Fund for serving as a Director plus a fee of $500 for each meeting of the Board attended. The Fund also pays each member of the Audit Committee of the Board of Directors, which consists of all of the unaffiliated Directors, an annual fee of $2,500. The Chairman of the Audit Committee receives an additional $1,000 annually. The Fund reimburses each unaffiliated Director for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings. Fees and expenses paid to the Directors aggregated $40,855 for the year ended June 30, 1995.

  The following table sets forth for the fiscal year ended June 30, 1995 compensation paid by the Fund to the non-interested Directors and for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies (including the Fund) advised by the Investment Adviser and its affiliate, MLAM ("MLAM/FAM-Advised Funds") to the non-interested
Directors:

                                                                  AGGREGATE
                                               PENSION OR       COMPENSATION
                                               RETIREMENT       FROM FUND AND
                                            BENEFITS ACCRUED  MLAM/FAM-ADVISED
                              COMPENSATION     AS PART OF       FUNDS PAID TO
DIRECTOR                      FROM THE FUND   FUND EXPENSE   TRUSTEE/DIRECTOR(1)
--------                      ------------- ---------------- -------------------
Donald Cecil.................    $9,000           None            $276,350
M. Colver Crum...............    $8,000           None            $126,600
Edward H. Meyer..............    $7,500           None            $251,600
Jack B. Sunderland...........    $8,000           None            $134,600
J. Thomas Touchton...........    $8,000           None            $134,600

--------

(1) In addition to the Fund, the Directors serve on the boards of other MLAM/FAM-Advised Funds as follows: Donald Cecil (48 funds), M. Colver Crum (17 funds), Edward H. Meyer (34 funds), Jack B. Sunderland (18 funds) and
    J. Thomas Touchton (18 funds).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser supplies the portfolio managers for the Fund who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Fund and is required to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

  Securities held by the Fund also may be held by or be appropriate investments for other funds for which the Investment Adviser or MLAM acts as an adviser or by investment advisory clients of MLAM. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which the Investment Adviser or MLAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold there may be an adverse effect on price.

  As compensation for its services to the Fund the Investment Adviser receives from the Fund at the end of each month a fee based on the average daily value of the Fund's net assets at the annual rates of: 0.60% of the portion of average net assets not exceeding $100 million; 0.50% of the portion of average net assets exceeding $100 million but not exceeding $200 million; and 0.40% of the portion of average net assets exceeding $200 million. For the fiscal year ended June 30, 1995, 1994 and 1993, the advisory fees paid by the Fund to the Investment Adviser totalled $18,443,250, $15,452,148 and $12,004,310, respectively.

  The State of California imposes limitations on the expenses of the Fund. At the date of this Statement of Additional Information, these annual expense limitations require that the Investment Adviser reimburse the Fund in any amount necessary to prevent the Fund's aggregate ordinary operating expenses (excluding interest, taxes, brokerage fees and commissions, distribution fees and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. The Investment Adviser's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment. The Investment Adviser was not required to reimburse the Fund pursuant to the applicable expense limitation provisions during the fiscal years ended June 30, 1995, 1994 or 1993.

  The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian and the transfer agent; expenses of redemption of shares; Securities and Exchange Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. As required by the Distribution Agreements, the Distributor will pay certain of the expenses of the Fund incurred in connection with the offering of its shares, including the expenses of printing the prospectuses and statements of additional information used in connection with the continuous offering of shares by the Fund. See "Purchase of Shares--Distribution Plans".

  The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser (as defined under the Investment Company
Act) because of their ownership of its voting securities or its power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Fund.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  The Merrill Lynch Select Pricing SM System is used by more than 60 mutual funds advised by MLAM or its affiliate, the Investment Adviser. Funds advised by MLAM or the Investment Adviser which use the Merrill Lynch Select
Pricing SM System are referred to herein as "MLAM-advised mutual funds".

  The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  The gross sales charges for the sale of Class A shares for the year ended June 30, 1995 were $1,586,058, of which the Distributor received $86,913 and Merrill Lynch received $1,499,145 as a selected dealer of such shares. The gross sales charges for the sale of Class A shares for the year ended June 30, 1994 were $3,755,873, of which the Distributor received $216,293 and Merrill Lynch received $3,539,580 as a selected dealer of such shares. The gross sales charges for the sale of Class A shares for the year ended June 30, 1993 were approximately $2,799,895, of which the Distributor received approximately $149,552 and Merrill Lynch received $2,650,343 as a selected dealer of such shares. For the period October 21, 1994 (commencement of operations) to June 30, 1995, the gross sales charges for the sale of Class D shares were $1,239,289, of which the Distributor received $73,637 and Merrill Lynch received $1,165,652 as a selected dealer of such shares. For information as to brokerage commissions received by Merrill Lynch, see "Portfolio Transactions and Brokerage".

  The term "purchase", as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by a "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant record keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right for accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Merrill Lynch BlueprintSM Program. Class D shares of the Fund are offered to participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

  Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the "IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (as defined below) whose Trustee and/or Plan Sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

  Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Employee Access AccountsSM. Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  TMASM Managed Trusts. Class A shares are offered to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Employer Sponsored Retirement and Savings Plans. Class A and Class D shares are offered at net asset value to employer sponsored retirement or savings plans, such as tax qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association ("VEBA") plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system, herein referred to as "Employer Sponsored Retirement or Savings Plans", provided the plan has accumulated $20 million or more in MLAM-advised mutual funds (in the case of Class A shares) or $5 million or more in MLAM-advised mutual funds (in the case of Class D shares). Class D shares may be offered at net asset value to new Employer Sponsored Retirement or Savings Plans, provided the plan has $3 million or more initially invested in MLAM-advised mutual funds. Assets of Employer Sponsored Retirement or Savings Plans sponsored by the same sponsor or an affiliated sponsor may be aggregated. Class A shares and Class D shares also are offered at net asset value to Employer Sponsored Retirement or Savings Plans that have at least 1,000 employees eligible to participate in the plan (in the case of Class A shares) or between 500 and 999 employees eligible to participate in the plan (in the case of Class D shares). Employees eligible to participate in Employer Sponsored Retirement or Savings Plans of the same sponsoring employer or its affiliates may be aggregated. Tax qualified retirement plans within the meaning of Section 401(a) of the Code meeting any of the foregoing requirements and which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a wide range of investments including individual corporate equities and other securities in addition to mutual fund shares) by Blueprint, are offered Class A or Class D shares at a price equal to net asset value per share plus a reduced sales charge of 0.50%. Any Employer Sponsored Retirement or Savings Plan which does not meet the above described qualifications to purchase Class A or Class D shares at net asset value has the option of (i) purchasing Class A shares at the initial sales charge and possible CDSC schedule disclosed in the Prospectus if it is otherwise eligible to purchase Class A shares, (ii) purchasing Class D shares at the initial sales charge and possible CDSC schedule disclosed in the Prospectus, (iii) if the Employer Sponsored Retirement or Savings Plan meets the specified requirements, purchasing Class B shares with a waiver of the CDSC upon redemption, or if the Employer Sponsored Retirement or Savings Plan does not qualify to purchase Class B shares with a waiver of the CDSC upon redemption, purchasing Class C shares at the CDSC schedule disclosed in the Prospectus. The minimum initial and subsequent purchase requirements are waived in connection with all the above referenced Employer Sponsored Retirement or Savings Plans.

  Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund will be offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or the Investment Adviser who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A or Class D Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Senior Floating Rate Fund shareholders must sell their Senior Floating Rate Fund shares to the Senior Floating Rate Fund in connection with a tender offer conducted by the Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund at such day.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of June 30, 1995 with respect to the Class B and Class C shares of the Fund, indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule, and with respect to (i) Class B shares, the Distributor's voluntary maximum for the period October 21, 1988 (commencement of operations) to June 30, 1995 and (ii) Class C Shares, the Distributor's voluntary maximum for the period October 21, 1994 (commencement of operations) to June 30, 1995, with respect to Class C shares.

                                                 DATA CALCULATED AS OF JUNE 30, 1995
                                                           (IN THOUSANDS)
                         -----------------------------------------------------------------------------------
                                                                                                   ANNUAL
                                                                                                DISTRIBUTION
                                                   ALLOWABLE              AMOUNTS                  FEE AT
                                        AGGREGATE INTEREST ON MAXIMUM    PREVIOUSLY   AGGREGATE   CURRENT
                         ELIGIBLE GROSS   SALES     UNPAID     AMOUNT     PAID TO      UNPAID    NET ASSET
                            SALES(1)     CHARGES  BALANCE(2)  PAYABLE  DISTRIBUTOR(3)  BALANCE    LEVEL(4)
                         -------------- --------- ----------- -------- -------------- --------- ------------
CLASS B
Under NASD Rule as
 Adopted................   $2,352,927   $147,058    $33,328   $180,386    $67,976     $112,410    $18,482
Under Distributor's
 Voluntary Waiver.......   $2,352,927   $158,823    $11,765   $170,588    $67,976     $102,612    $18,482
CLASS C
Under NASD Rule as
 Adopted................   $   67,946   $  4,247    $   115   $  4,362    $   172     $  4,190    $   558

--------

(1) Purchase price of all eligible Class B shares sold since October 21, 1988 (commencement of operations) and all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 6, 1993 under the distribution plan in effect at that time, at a 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares-Distribution Plans" in the Prospectus.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to the Class B shares, the voluntary maximum.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended June 30, 1995, 1994 and 1993, the Distributor received CDSCs of $1,951,585, $1,189,344 and $1,529,410, respectively, with respect to redemptions of Class B shares, all of which was paid to Merrill Lynch. For the fiscal period October 21, 1994 (commencement of operations) to June 30, 1995, the Distributor received CDSCs of $13,126 with respect to redemptions of Class C shares, all of which was paid to Merrill Lynch.

  Merrill Lynch BlueprintSM Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint by members of such affinity groups. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Retirement Plans. Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value has the option of purchasing Class A or Class D shares at the sales charge schedule disclosed in the Prospectus, or if the Retirement Plan meets the following requirements, then it may purchase Class B shares with a waiver of the CDSC upon redemption. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares. "Eligible 401(k) Plan" is defined as a retirement plan qualified under Section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. The CDSC is also waived for redemptions from a 401(a) plan qualified under the Code, provided, however, that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares of MLAM-advised mutual funds ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch also may purchase Class B shares with a waiver of the CDSC. The CDSC also is waived for any Class B shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA, that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced Retirement Plans. The CDSC is also waived for any Class B shares that were acquired and held at the time of the redemption in an Employee Access Account SM available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the Fund's portfolio decisions and placing the Fund's portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities of more established companies. The Fund has no obligation to deal with any broker in the execution of transactions for its portfolio securities. In addition, consistent with the Rules of Fair Practice of the NASD and policies established by the Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  For the fiscal year ended June 30, 1995, the Fund paid total brokerage commissions of $2,515,001 of which $81,150 or 3.23% was paid to Merrill Lynch for effecting 3.44% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended June 30, 1994, the Fund paid total brokerage commissions of $2,617,266 of which $109,200 or 4.17% was paid to Merrill Lynch for effecting 4.42% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended June 30, 1993, the Fund paid total brokerage commissions of $2,113,701 of which $71,016 or 3.36% was paid to Merrill Lynch for effecting 3.96% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.

  The Fund has been informed by Merrill Lynch that it will in no way, at any time, attempt to influence or control the placing by the Investment Adviser or by the Fund of orders for brokerage transactions. Brokers and dealers, including Merrill Lynch, who provide supplemental investment research (such as securities and economic research and market forecasts) to the Investment Adviser may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement with the Fund, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research received by the Investment Adviser may also be used in connection with other investment advisory accounts of the Investment Adviser and its affiliates. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies such broker-dealer to execute transactions for the Fund.

  The Fund also may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market generally are principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to the over-the-counter transactions the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Fund, including Merrill Lynch, may not serve as the Fund's dealer in connection with such transactions. See "Investment Objective and Policies-- Current Investment Restrictions". However, an affiliated person of the Fund may serve as its broker in the over-the-counter transactions conducted on an agency basis.

  The Board of Directors of the Fund has considered the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the advisory fee payable by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Board made a determination not to seek such recapture. The Board will reconsider this matter from time to time. The Investment Adviser has arranged for the Fund's custodian to receive any tender offer solicitation fees on behalf of the Fund payable with respect to portfolio securities of the Fund.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Securities and Exchange Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily, Monday through Friday, as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time), on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day,

Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

  Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon its last sale price. Options purchased by the Fund are valued at their last sale price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.

  Option Accounting Principles. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of such liability will be subsequently marked-to-market to reflect the current market value of the option written. If current market value exceeds the premium received there is an unrealized loss; conversely, if the premium exceeds current market value there is an unrealized gain. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If an option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of sale are increased by the premium originally received.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services summarized below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gain distributions. These statements also will show any other activity in the account since the previous statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Shareholders considering transferring their Class A shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint no minimum charge to the investor's bank account is required. Investors who maintain CMA(R) or CBA (R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA (R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA (R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

  A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York City time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the New York Stock Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Class A or Class D shares of the Fund, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to a shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA(R)/CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R)/CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch financial consultant.

RETIREMENT PLANS

  Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100, and the minimum subsequent purchase is $1.

  Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plan. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

  Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" on to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.

  The exchange privilege is modified with respect to certain retirement plans which participate in the Merrill Lynch Mutual Fund Adviser ("MFA") program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one-year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.

  Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption will not incur a CDSC.

  Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

Funds issuing Class A, Class B, Class C and Class D Shares:

Merrill Lynch Adjustable Rate
 Securities Fund, Inc. ............

                                     High current income, consistent with a
                                      policy of limiting the degree of
                                      fluctuation in net asset value of fund
                                      shares resulting from movements in
                                      interest rates, through investment
                                      primarily in a portfolio of adjustable
                                      rate securities consisting principally
                                      of mortgage-backed and asset-backed
                                      securities.

Merrill Lynch Americas Income
 Fund, Inc. .......................
                                     A high level of current income,
                                      consistent with prudent investment risk, by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters).

Merrill Lynch Arizona Limited
 Maturity Municipal Bond Fund......

                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Arizona Municipal Bonds.

Merrill Lynch Arizona Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and Arizona
                                      income taxes as is consistent with
                                      prudent investment management.

Merrill Lynch Arkansas Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and Arkansas
                                      income taxes as is consistent with
                                      prudent investment management.

Merrill Lynch Asset Growth
 Fund, Inc. .......................
                                     High total investment return, consistent
                                      with prudent risk, from investment in
                                      United States and foreign equity, debt
                                      and money market securities the
                                      combination of which will be varied both with respect to types of securities and markets in response to changing market and economic trends.

Merrill Lynch Asset Income Fund,     A high level of current income through
 Inc. .............................   investment primarily in United States
                                      fixed income securities.

Merrill Lynch Balanced Fund For
 Investment and Retirement, Inc. ..
                                     As high a level of total investment
                                      return as is consistent with a
                                      reasonable risk through investment in
                                      common stock and other types of
                                      securities, including fixed income
                                      securities and convertible securities.

Merrill Lynch California Insured
 Municipal Bond Fund...............

                                     A portfolio of Merrill Lynch California
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and
                                      California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of insured California Municipal Bonds.

Merrill Lynch California Limited
 Maturity Municipal Bond Fund......

                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade California Municipal Bonds.

Merrill Lynch California Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch California
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and
                                      California income taxes as is consistent with prudent investment management.

Merrill Lynch Capital Fund, Inc. ..  The highest total investment return consistent with prudent risk through a
                                      fully managed investment policy
                                      utilizing equity, debt and convertible
                                      securities.

Merrill Lynch Colorado Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and Colorado
                                      income taxes as is consistent with
                                      prudent investment management.

Merrill Lynch Connecticut
 Municipal Bond Fund...............

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and
                                      Connecticut income taxes as is
                                      consistent with prudent investment
                                      management.

Merrill Lynch Corporate Bond
 Fund, Inc. .......................
                                     Current income from three separate
                                      diversified portfolios of fixed income
                                      securities.

Merrill Lynch Developing Capital
 Markets Fund, Inc. ...............

                                     Long-term capital appreciation through
                                      investment in securities, principally
                                      equities, of issuers in countries having smaller capital markets.

Merrill Lynch Dragon Fund, Inc. ...  Capital appreciation primarily through investment in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin.

                                     Capital appreciation primarily through
Merrill Lynch EuroFund........        investment in equity securities of
                                      corporations domiciled in Europe.

Merrill Lynch Federal Securities
 Trust.............................
                                     High current return through investments
                                      in U.S. Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.

Merrill Lynch Florida Limited
 Maturity Municipal Bond Fund......

                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with prudent investment management while serving to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes through investment in a portfolio primarily of intermediate-term investment grade Florida Municipal Bonds.

Merrill Lynch Florida Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal income taxes
                                      as is consistent with prudent investment management while seeking to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes.

Merrill Lynch Fund For
 Tomorrow, Inc. ...................

                                     Long-term growth through investment in a
                                      portfolio of good quality securities,
                                      primarily common stock, potentially
                                      positioned to benefit from demographic
                                      and cultural changes as they affect
                                      consumer markets.

Merrill Lynch Fundamental Growth
 Fund, Inc. .......................
                                     Long-term growth of capital through
                                      investment in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited an above-average growth rate in earnings.

Merrill Lynch Fundamental Value
 Portfolio .... (available only for
 exchanges by certain individual
 retirement accounts for which       A portfolio of Merrill Lynch Asset
 Merrill Lynch acts as custodian)     Builder Program, Inc., a series fund,
                                      whose objective is to provide
                                      shareholders with capital appreciation
                                      and income by investing in securities,
                                      with at least 65% of the portfolio's
                                      assets being invested in equities.

Merrill Lynch Global Allocation
 Fund, Inc. .......................

                                     High total return, consistent with
                                      prudent risk, through a fully managed
                                      investment policy utilizing United
                                      States and foreign equity, debt and
                                      money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.

Merrill Lynch Global Bond Fund for
 Investment and Retirement.........

                                     High total investment return from
                                      investment in a global portfolio of debt instruments denominated in various currencies and multinational currency units.

Merrill Lynch Global Convertible
 Fund, Inc. .......................
                                     High total return from investment
                                      primarily in an internationally
                                      diversified portfolio of convertible
                                      debt securities, convertible preferred
                                      stock and "synthetic" convertible
                                      securities consisting of a combination
                                      of debt securities or preferred stock
                                      and warrants or options.

Merrill Lynch Global Holdings,
 Inc. (residents of Arizona must
 meet investor suitability
 standards)........................
                                     The highest total investment return
                                      consistent with prudent risk through
                                      worldwide investment in an
                                      internationally diversified portfolio of securities.

Merrill Lynch Global Opportunity
 Portfolio..... (available only for
 exchanges by certain individual     A portfolio of Merrill Lynch Asset
 retirement accounts for which        Builder Program, Inc., a series fund,
 Merrill Lynch acts as custodian)     whose objective is to provide
                                      shareholders with a high total
                                      investment return through an investment
                                      policy utilizing United States and
                                      foreign equity, debt and money market
                                      securities, the combination of which
                                      will vary depending upon changing market and economic trends.

Merrill Lynch Global Resources
 Trust.............................
                                     Long-term growth and protection of
                                      capital from investment in securities of foreign and domestic companies that possess substantial natural resource assets.

Merrill Lynch Global SmallCap
 Fund, Inc. .......................
                                     Long-term growth of capital by investing
                                      primarily in equity securities of
                                      companies with relatively small market
                                      capitalizations located in various
                                      foreign countries and in the United
                                      States.

Merrill Lynch Global Utility
 Fund, Inc. .......................
                                     Capital appreciation and current income
                                      through investment of at least 65% of
                                      its total assets in equity and debt
                                      securities issued by domestic and
                                      foreign companies primarily engaged in
                                      the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

Merrill Lynch Growth Fund for
 Investment and Retirement.........
                                     Growth of capital and, secondarily,
                                      income from investment in a diversified
                                      portfolio of equity securities placing a principal emphasis on those securities which management of the Fund believes to be undervalued.

Merrill Lynch Healthcare Fund,
 Inc. (residents of Wisconsin must
 meet investor suitability
 standards)........................
                                     Capital appreciation through worldwide
                                      investment in equity securities of
                                      companies that derive or are expected to derive a substantial portion of their sales from products and services in healthcare.

Merrill Lynch International
 Equity Fund.......................
                                     Capital appreciation and, secondarily,
                                      income by investing in a diversified
                                      portfolio of equity securities of
                                      issuers located in countries other than
                                      the United States.

Merrill Lynch Latin America
 Fund, Inc. .......................
                                     Capital appreciation by investing
                                      primarily in Latin American equity and
                                      debt securities.

Merrill Lynch Maryland Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and Maryland
                                      income taxes as is consistent with
                                      prudent investment management.

Merrill Lynch Massachusetts
 Limited Maturity Municipal Bond
 Fund..............................

                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Massachusetts Municipal Bonds.

Merrill Lynch Massachusetts
 Municipal Bond Fund...............

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and
                                      Massachusetts income taxes as is
                                      consistent with prudent investment
                                      management.

Merrill Lynch Michigan Limited
 Maturity Municipal Bond Fund,
 Inc. .............................

                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Michigan Municipal Bonds.

Merrill Lynch Michigan Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and Michigan
                                      income taxes as is consistent with
                                      prudent investment management.

Merrill Lynch Minnesota Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and Minnesota personal income taxes as is consistent with prudent investment management.

Merrill Lynch Municipal Bond
 Fund, Inc. .......................
                                     Tax-exempt income from three separate
                                      diversified portfolios of municipal
                                      bonds.

Merrill Lynch Municipal
 Intermediate Term Fund............

                                     Currently the only portfolio of Merrill
                                      Lynch Municipal Series Trust, a series
                                      fund, whose objective is to provide
                                      shareholders with as high a level as
                                      possible of income exempt from Federal
                                      income taxes by investing in investment
                                      grade obligations with a dollar weighted average maturity of five to twelve years.

Merrill Lynch New Jersey Limited
 Maturity Municipal Bond Fund......

                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management through a portfolio primarily of intermediate-term investment grade New Jersey Municipal Bonds.

Merrill Lynch New Jersey Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and New
                                      Jersey income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch New Mexico Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and New
                                      Mexico income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch New York Limited
 Maturity Municipal Bond Fund......

                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade New York Municipal Bonds.

Merrill Lynch New York Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal, New York
                                      State and New York City income taxes as
                                      is consistent with prudent investment
                                      management.

Merrill Lynch North Carolina
 Municipal Bond Fund...............

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and North
                                      Carolina income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Ohio Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and Ohio
                                      income taxes as is consistent with
                                      prudent investment management.

Merrill Lynch Oregon Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and Oregon
                                      income taxes as is consistent with
                                      prudent investment management.

Merrill Lynch Pacific Fund, Inc. ..  Capital appreciation by investing in equity securities of corporations
                                      domiciled in Far Eastern and Western
                                      Pacific countries, including Japan,
                                      Australia, Hong Kong and Singapore.

Merrill Lynch Pennsylvania Limited
 Maturity Municipal Bond Fund......

                                     A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent investment management through investment in a portfolio of intermediate-term investment grade Pennsylvania Municipal Bonds.

Merrill Lynch Pennsylvania
 Municipal Bond Fund...............

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal and
                                      Pennsylvania income taxes as is
                                      consistent with prudent investment
                                      management.

Merrill Lynch Phoenix Fund, Inc. ..  Long-term growth of capital by investing in equity and fixed income securities,
                                      including tax-exempt securities, of
                                      issues in weak financial condition or
                                      experiencing poor operating results
                                      believed to be undervalued relative to
                                      the current or prospective condition of
                                      such issuer.

Merrill Lynch Quality Bond           A portfolio of Merrill Lynch Asset
 Portfolio..... (available only for   Builder Program, Inc., a series fund,
 exchanges by certain individual      whose objective is to provide
 retirement accounts for which        shareholders with a high level of
 Merrill Lynch acts as custodian)     current income through investment in a
                                      diversified portfolio of debt
                                      obligations, such as corporate bonds and notes, convertible securities, preferred stocks and governmental obligations.

Merrill Lynch Short-Term Global
 Income Fund, Inc. ................
                                     As high a level of current income as is
                                      consistent with prudent investment
                                      management from a global portfolio of
                                      high quality debt securities denominated in various currencies and multinational currency units and having remaining maturities not exceeding three years.

Merrill Lynch Special Value
 Fund, Inc. .......................
                                     Long-term growth of capital from
                                      investments in securities, primarily
                                      common stocks, of relatively small
                                      companies believed to have special
                                      investment value and emerging growth
                                      companies regardless of size.

Merrill Lynch Strategic Dividend
 Fund..............................

                                     Long-term total return from investment in
                                      dividend-paying common stocks which
                                      yield more than Standard & Poor's 500
                                      Composite Stock Price Index.

Merrill Lynch Technology Fund,       Capital appreciation through worldwide
 Inc. .............................   investment in equity securities of
                                      companies that derive or are expected to derive a substantial portion of their sales from products and services in technology.

Merrill Lynch Texas Municipal
 Bond Fund.........................

                                     A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide
                                      shareholders with as high a level of
                                      income exempt from Federal income taxes
                                      as is consistent with prudent investment management by investing primarily in a portfolio of long-term, investment grade obligations issued by the State of Texas, its political subdivisions, agencies and instrumentalities.

Merrill Lynch U.S. Government
 Securities Portfolio....(available
 only for exchanges by certain
 individual retirement accounts      A portfolio of Merrill Lynch Asset
 for which Merrill Lynch acts as      Builder Program, Inc., a series fund,
 custodian)                           whose objective is to provide
                                      shareholders with a high current return
                                      through investments in U.S. Government
                                      and government agency securities,
                                      including GNMA mortgage-backed
                                      certificates and other mortgage-backed
                                      government securities.

Merrill Lynch Utility Income
 Fund, Inc. .......................
                                     High current income through investment in
                                      equity and debt securities issued by
                                      companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

Merrill Lynch World Income
 Fund, Inc. .......................
                                     High current income by investing in a
                                      global portfolio of fixed income
                                      securities denominated in various
                                      currencies, including multinational
                                      currencies.

Class A Share Money Market Funds:

Merrill Lynch Ready Assets Trust...  Preservation of capital, liquidity and the highest possible current income
                                      consistent with the foregoing objectives from the short- term money market securities in which the Trust invests.

Merrill Lynch Retirement Reserves
 Money Fund (available only for
 exchanges within certain
 retirement plans).................

                                     Currently the only portfolio of Merrill
                                      Lynch Retirement Series Trust, a series
                                      fund, whose objectives are to provide
                                      shareholders with current income,
                                      preservation of capital and liquidity
                                      available from investing in a
                                      diversified portfolio of short-term
                                      money market securities.

Merrill Lynch U.S.A. Government
 Reserves..........................
                                     Preservation of capital, current income
                                      and liquidity available from investing
                                      in direct obligations of the U.S.
                                      Government and repurchase agreements
                                      relating to such securities.

Merrill Lynch U.S. Treasury Money
 Fund..............................
                                     Preservation of capital, liquidity and
                                      current income through investment
                                      exclusively in a diversified portfolio
                                      of short-term marketable securities
                                      which are direct obligations of the U.S.
                                      Treasury.

Class B, Class C and Class D Share Money Market Funds:

Merrill Lynch Government Fund......
                                     A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide
                                      shareholders with current income
                                      consistent with liquidity and security
                                      of principal from investment in
                                      securities issued or guaranteed by the
                                      U.S. Government, its agencies and
                                      instrumentalities and in repurchase
                                      agreements secured by such obligations.

Merrill Lynch Institutional Fund...
                                     A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide
                                      shareholders with maximum current income consistent with liquidity and the maintenance of a high quality portfolio of money market securities.

Merrill Lynch Institutional Tax-
 Exempt Fund.......................

                                     A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide
                                      shareholders with current income exempt
                                      from Federal income taxes, preservation
                                      of capital and liquidity available from
                                      investing in a diversified portfolio of
                                      short-term, high quality municipal
                                      bonds.

Merrill Lynch Treasury Fund........
                                     A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide
                                      shareholders with current income
                                      consistent with liquidity and security
                                      of principal from investment in direct
                                      obligations of the U.S. Treasury and up
                                      to 10% of its total assets in repurchase agreements secured by such obligations.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Securities and Exchange Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such investment income are paid semiannually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders, as described below, whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value".

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains (including long-term gains from certain transactions in options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission's exemptive order permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAX TREATMENT OF OPTIONS TRANSACTIONS

  The Fund may write covered options with respect to the securities that it holds in its portfolio and enter into closing purchase transactions with respect to certain of such options. In general, unless an election is available to the Fund or an exception applies, such options that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's transactions in option contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options.

  One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Securities and Exchange Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charge, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                        CLASS A SHARES            CLASS B SHARES*            CLASS C SHARES**           CLASS D SHARES**
                  -------------------------- -------------------------- -------------------------- --------------------------
                                REDEEMABLE                 REDEEMABLE                 REDEEMABLE                 REDEEMABLE
                  EXPRESSED AS  VALUE OF A   EXPRESSED AS  VALUE OF A   EXPRESSED AS  VALUE OF A   EXPRESSED AS  VALUE OF A
                  A PERCENTAGE HYPOTHETICAL  A PERCENTAGE HYPOTHETICAL  A PERCENTAGE HYPOTHETICAL  A PERCENTAGE HYPOTHETICAL
                   BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000
                  HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT
                     $1,000    AT THE END OF    $1,000    AT THE END OF    $1,000    AT THE END OF    $1,000    AT THE END OF
     PERIOD        INVESTMENT   THE PERIOD    INVESTMENT   THE PERIOD    INVESTMENT   THE PERIOD    INVESTMENT   THE PERIOD
     ------       ------------ ------------- ------------ ------------- ------------ ------------- ------------ -------------
                                                          AVERAGE ANNUAL TOTAL RETURN
                                                 (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended
June 30, 1995...       15.28%   $ 1,152.80      16.45%      $1,164.50
Five Years Ended
June 30, 1995...       11.96%   $ 1,758.80      12.02%      $1,763.80
Ten Years Ended
June 30, 1995...       12.81%   $ 3,337.50
Inception
(October 21,
1988) to June
30, 1995........                                10.58%      $1,960.30
Inception
(October 21,
1994) to June
30, 1995........                                                           21.80%      $1,145.90      14.99%      $1,101.30
YEAR ENDED JUNE
30,
---------------
                                                              ANNUAL TOTAL RETURN
                                                 (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
1995............       21.67%   $ 1,216.70      20.45%      $1,204.50
1994............        5.68%   $ 1,056.80       4.61%      $1,046.10
1993............       19.03%   $ 1,190.30      17.81%      $1,178.10
1992............       15.08%   $ 1,150.80      13.90%      $1,139.00
1991............        5.39%   $ 1,053.90       4.33%      $1,043.30
1990............        1.77%   $ 1,017.70       0.73%      $1,007.30
1989............       16.29%   $ 1,162.90
1988............        1.90%   $ 1,019.00
1987............       22.37%   $ 1,223.70
1986............       28.59%   $ 1,285.90
1985............       35.35%   $ 1,353.50
1984............       (0.18%)  $   998.20
1983............       67.64%   $ 1,676.40
1982............      (12.09%)  $   879.10
1981............       29.28%   $ 1,292.80
1980............       15.98%   $ 1,159.80
1979............       15.62%   $ 1,156.20
1978............       10.48%   $ 1,104.80
Inception
(October 21,
1988) to June
30, 1989........                                10.33%      $1,103.30
Inception
(October 21,
1994) to June
30, 1995** .....                                                           15.59%      $1,155.90      16.23%      $1,162.30
                                                            AGGREGATE TOTAL RETURN
                                                 (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (July
1, 1977) to June
30, 1995........    1,172.66%   $12,726.60
Inception
(October 21,
1988) to June
30, 1995........                                96.03%      $1,960.30
Inception
(October 21,
1994) to June
30, 1995** .....                                                           14.59%      $1,145.90      10.13%      $1,101.30

----

 * Information as to Class B shares is presented only for the period October 21, 1988 to June 30, 1995. Prior to October 21, 1988, no Class B shares were publicly issued.

** Information as to Class C and Class D shares is presented only for the period October 21, 1994 to June 30, 1995. Prior to October 21, 1994, no Class C or Class D shares were publicly issued.

  In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charge or the waiver of sales charges, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Fund was incorporated under Maryland law on March 22, 1977. It has an authorized capital of 1,000,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class B each consists of 300,000,000 shares of Common Stock and Class C and Class D each consists of 200,000,000 shares of Common Stock. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Fund has received an order from the Securities and Exchange Commission (the "Commission") permitting the issuance and sale of multiple classes of Common Stock. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Fund. Also, the by-laws of the Fund require that a special meeting of shareholders be held on the written request of at least 10% of the outstanding shares of the Fund entitled to vote at the meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.

COMPUTATION OF OFFERING PRICE PER SHARE

  The offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of June 30, 1995, is set forth below.

                            CLASS A        CLASS B       CLASS C     CLASS D
                         -------------- -------------- ----------- ------------
Net Assets.............. $2,834,652,321 $2,464,247,794 $74,333,991 $203,032,993
                         ============== ============== =========== ============
Number of Shares
 Outstanding............    107,197,900     94,482,533   2,860,765    7,687,830
                         ============== ============== =========== ============
Net Asset Value Per
 Share (net assets
 divided by number of
 shares outstanding).... $        26.44 $        26.08 $     25.98 $      26.41
Sales Charge (for Class
 A and Class D shares:
 5.25% of offering price
 (5.54% of net asset
 value per share))*.....           1.46             **          **         1.46
                         ============== ============== =========== ============
Offering Price.......... $        27.90 $        26.08 $     25.98 $      27.87
                         ============== ============== =========== ============

--------

 * Rounded to the nearest one-hundredth percent; assumes the maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche llp, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286, acts as Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-4484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on June 30 of each year. The Fund will send to its shareholders at least semiannually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act to which reference is hereby made.

  To the knowledge of the Fund, only one person or entity owned beneficially 5% or more of the Fund's shares on October 1, 1995. At October 1, 1995, the Cira Omnibus Account (an account composed of investments for Merrill Lynch employee retirement plans and 401(k) contributions), 400 Atrium Drive, 4th Floor, Somerset, New Jersey 08873, owned 11,783,637, or approximately 5.3%, of the Fund's outstanding shares.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Basic Value Fund, Inc. as of June 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Basic Value Fund, Inc. as of June 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche llp
Princeton, New Jersey

July 31, 1995

SCHEDULE OF INVESTMENTS

                               Shares                                                                  Value      Percent of
Industry                        Held                    Stocks                         Cost          (Note 1a)    Net Assets
Discount from Book Value

Metals/Non-Ferrous             1,600,000   ASARCO Inc.                           $   40,877,630   $   48,800,000        0.9%
Insurance                        260,000   American National Insurance Co.            9,749,442       15,665,000        0.3
Utilities--Electric            1,800,000   Entergy Corp.                             38,211,274       43,425,000        0.8
Telecommunications             1,400,000   Telefonica de Espana, S.A. (ADR)*         42,507,830       54,250,000        0.9
                                                                                 --------------   --------------      ------
                                                                                    131,346,176      162,140,000        2.9

Below-Average Price/Earnings Ratio

Savings & Loans                1,850,000   Ahmanson (H.F.) & Co.                     32,200,305       40,700,000        0.7
Insurance                        600,000   The Allstate Corp.                        16,316,532       17,775,000        0.3
Insurance                      2,000,000   American General Corp.                    35,557,769       67,500,000        1.2
Steel                          2,600,000 ++Bethlehem Steel Corp.                     38,429,300       42,250,000        0.8
Oil--International               721,886   The British Petroleum Co. PLC (ADR)*      34,636,351       61,811,488        1.1
Banking                          900,000   The Chase Manhattan Corp.                 20,213,162       42,300,000        0.8
Banking                        2,820,272   Citicorp                                  77,865,009      163,223,242        2.9
Restaurants                    1,800,000   Darden Restaurants, Inc. (a)              18,379,741       19,575,000        0.4
Financial Services               700,000   Dean Witter, Discover & Co.               18,012,707       32,900,000        0.6
Farm & Construction
   Equipment                   1,800,000   Deere & Co.                              104,592,849      154,125,000        2.8
Information Processing         2,500,000 ++Digital Equipment Corp.                   92,004,575      101,875,000        1.8
Capital Goods                    935,000   Eaton Corp.                               47,051,835       54,346,875        1.0
Retail                         2,200,000 ++Federated Department Stores, Inc.         40,739,118       56,650,000        1.0
Banking                        1,150,000   First Interstate Bancorp                  53,035,168       92,287,500        1.7
Automotive                     3,400,000   Ford Motor Co.                            78,787,662      101,150,000        1.8
Automotive                     2,665,000   General Motors Corp.                     115,740,442      124,921,875        2.2
Conglomerates                  1,000,000   ITT Corp.                                 46,914,030      117,500,000        2.1
Machinery                        850,000   Ingersoll-Rand Co.                        19,212,954       32,512,500        0.6
Information Processing         1,600,000   International Business Machines Corp.    106,346,141      153,600,000        2.8
Paper & Forest Products        1,550,000   International Paper Co.                   96,729,382      132,912,500        2.4
Semiconductors                 1,000,000 ++National Semiconductor Corp.              15,890,266       27,750,000        0.5
Banking                        1,600,000   NationsBank Corp.                         66,516,217       85,800,000        1.5
Banking                        2,350,000   Norwest Corp.                             34,446,022       67,562,500        1.2
Insurance                      1,400,000   PartnerRe Holdings Ltd.                   29,498,937       36,400,000        0.7
Electrical Equipment           2,400,000   Philips Electronics N.V.                  42,421,261      102,600,000        1.8
Retail                         3,100,000   Sears, Roebuck & Co.                     114,099,842      185,612,500        3.3
Financial Services               800,000   Student Loan Marketing
                                           Association                               29,398,674       37,500,000        0.7
Information Processing         2,800,000   Tandem Computers                          35,850,031       45,150,000        0.8
Insurance                      1,700,000   Travelers Inc.                            65,450,616       74,375,000        1.3
Steel                          1,700,000   USX--US Steel Group                       50,833,396       58,437,500        1.0
Chemicals                      1,700,000   Union Carbide Corp.                       34,816,186       56,737,500        1.0
Information Processing         4,800,000 ++Unisys Corp.                              54,275,118       52,200,000        0.9
Aerospace & Defense              450,000   United Technologies Corp.                 22,695,049       35,156,250        0.6
Savings & Loans                1,400,000   Washington Mutual Savings Bank            23,454,491       32,725,000        0.6
                                                                                 --------------   --------------      ------
                                                                                  1,712,411,138    2,507,922,230       44.9
Above-Average Yield

Insurance                        800,000   Aetna Life & Casualty Co.                 35,195,218       50,300,000        0.9
Oil--Domestic                    550,000   Atlantic Richfield Co.                    54,813,351       60,362,500        1.1
Real Estate Investment
   Trust                         700,000   Avalon Properties, Inc.                   14,548,710       13,912,500        0.2
Telecommunications             1,250,000   Bell Atlantic Corp.                       57,059,580       70,000,000        1.3
Pharmaceutical                 1,150,000   Bristol-Myers Squibb Co.                  65,372,906       78,343,750        1.4
Oil--International             1,500,000   Chevron Corp.                             47,205,854       69,937,500        1.2
Utilities--Electric            1,000,000   CINergy Corp.                             24,141,035       26,250,000        0.5
Banking                          425,708   Citicorp (Pfd. P)                          6,279,193        8,620,587        0.1

                               Shares                                                                  Value      Percent of
Industry                        Held                    Stocks                         Cost          (Note 1a)    Net Assets
Above-Average Yield (concluded)

Utilities--Electric            1,250,000   Consolidated Edison Co. of
                                           New York, Inc.                        $   28,416,439   $   36,875,000        0.7%
Utilities--Electric              637,500   DPL Inc.                                   6,204,369       14,104,687        0.2
Oil--International             1,250,000   Exxon Corp.                               66,924,505       88,281,250        1.6
Telecommunications             2,900,000   GTE Corp.                                 90,725,125       98,962,500        1.8
Foods/Food Processing          1,200,000   General Mills, Inc.                       54,577,127       61,650,000        1.1
Chemicals                        400,000   Imperial Chemical Industries
                                           PLC (ADR)*                                25,771,805       19,500,000        0.3
Real Estate Investment
   Trust                         440,000   Irvine Apartment Communities, Inc.         7,758,147        7,590,000        0.1
Real Estate Investment
   Trust                         820,000   Liberty Property Trust                    16,510,230       16,092,500        0.3
Real Estate Investment
   Trust                         500,000   The Mills Corp.                           11,734,125        9,937,500        0.2
Oil--International             1,500,000   Mobil Corp.                               78,457,147      144,000,000        2.6
Utilities--Electric            1,100,000   NIPSCO Industries, Inc.                   23,590,152       37,400,000        0.7
Oil--Domestic                  2,500,000   Occidental Petroleum Corp.                52,012,324       57,187,500        1.0
Utilities--Electric            1,200,000   PECO Energy Co.                           28,784,191       33,150,000        0.6
Tobacco                        1,620,000   Philip Morris Cos. Inc.                   89,036,004      120,487,500        2.2
Utilities--Electric            1,200,000   Public Service Enterprise Group
                                           Inc.                                      31,930,695       33,300,000        0.6
Oil--International             1,200,000   Royal Dutch Petroleum Co. (ADR)*          76,689,823      146,250,000        2.6
Real Estate Investment
   Trust                       1,550,000   Simon Property Group, Inc.                34,819,560       38,943,750        0.7
Real Estate Investment
   Trust                         500,000   Summit Properties Inc.                     9,602,500        8,625,000        0.2
Oil--International             1,250,000   Texaco Inc.                               70,092,871       82,031,250        1.5
Utilities--Electric            1,100,000   Texas Utilities Co.                       36,860,685       37,812,500        0.7
Telecommunications             1,350,000   U.S. West, Inc.                           43,842,140       56,193,750        1.0
Pharmaceuticals                  440,000   Zeneca Group PLC (ADR)*                   12,980,000       22,550,000        0.4
                                                                                 --------------   --------------      ------
                                                                                  1,201,935,811    1,548,651,524       27.8
Special Situations

Information Processing         1,000,000 ++Ceridian Corp.                            16,072,735       36,875,000        0.7
Information Processing         1,570,000   Data General Corp.                        21,268,247       15,111,250        0.3
Oil Services & Equipment       2,500,000   Dresser Industries, Inc.                  50,259,610       55,625,000        1.0
Chemicals                      1,500,000   Hercules Inc.                             19,235,727       73,125,000        1.3
Retail                         1,980,500   Kmart Corp.                               38,751,187       28,964,812        0.5
Retail Apparel                 3,225,000   The Limited, Inc.                         59,866,357       70,950,000        1.3
Pharmaceutical                 2,000,000   Merck & Co., Inc.                         63,465,897       98,000,000        1.7
                                                                                 --------------   --------------      ------
                                                                                    268,919,760      378,651,062        6.8

                                           Total Stocks                           3,314,612,885    4,597,364,816       82.4


                                Face
                               Amount                Issue

Short-Term Securities

Commercial Paper**           $50,000,000   ABN AMRO North America Finance,
                                           Inc., 5.90% due 7/06/1995                 49,950,833       49,950,833        0.9
                              50,000,000   ANZ (Delaware), Inc., 5.92%
                                           due 7/20/1995                             49,835,556       49,835,556        0.9
                                           Ciesco L.P.:
                              50,000,000     5.90% due 7/07/1995                     49,942,639       49,942,639        0.9
                              50,000,000     5.85% due 7/14/1995                     49,886,250       49,886,250        0.9
                              50,000,000     5.94% due 7/27/1995                     49,777,250       49,777,250        0.9
                              50,000,000   Daimler-Benz AG, 5.92% due
                                           7/18/1995                                 49,852,000       49,852,000        0.9
                                           du Pont (E.I.) de Nemours & Co.:
                              50,000,000     5.90% due 7/10/1995                     49,918,056       49,918,056        0.9
                              50,000,000     5.88% due 8/08/1995                     49,681,500       49,681,500        0.9

SCHEDULE OF INVESTMENTS (concluded)

                               Face                                                                   Value       Percent of
                              Amount                     Issue                        Cost          (Note 1a)     Net Assets
Short-Term Securities (concluded)

Commercial Paper**           $86,520,000   General Electric Capital Corp.,
(concluded)                                6.20% due 7/03/1995                   $   86,475,298   $   86,475,298        1.5%
                              50,000,000   IBM Credit Corp., 5.90% due
                                           7/12/1995                                 49,901,667       49,901,667        0.9
                                           Matterhorn Capital Corp.:
                              49,988,000     5.92% due 7/11/1995                     49,897,577       49,897,577        0.9
                              50,000,000     5.93% due 7/12/1995                     49,901,167       49,901,167        0.9
                              50,000,000   National Australia Funding
                                           (Delaware), Inc., 5.91% due
                                           7/17/1995                                 49,860,458       49,860,458        0.9
                                           Siemens Corporation AG:
                              30,000,000     5.93% due 7/24/1995                     29,881,400       29,881,400        0.5
                              50,000,000     5.89% due 8/07/1995                     49,689,139       49,689,139        0.9
                                                                                 --------------   --------------      ------
                                                                                    764,450,790      764,450,790       13.7
US Government & Agency        50,000,000   Federal Farm Credit Bank, 5.81%
Obligations**                              due 8/01/1995                             49,741,778       49,741,778        0.9
                                           Federal Home Loan Mortgage
                                           Corporation:
                              50,000,000     5.80% due 8/02/1995                     49,734,167       49,734,167        0.9
                              50,000,000     5.82% due 8/04/1995                     49,717,083       49,717,083        0.9
                              50,000,000   Federal National Mortgage
                                           Association, 5.84% due
                                           8/16/1995                                 49,618,778       49,618,778        0.9
                                                                                 --------------   --------------      ------
                                                                                    198,811,806      198,811,806        3.6

                                           Total Short-Term Securities              963,262,596      963,262,596       17.3


Total Investments                                                                $4,277,875,481    5,560,627,412       99.7
                                                                                 ==============
Other Assets Less Liabilities                                                                         15,639,687        0.3
                                                                                                  --------------      ------
Net Assets                                                                                        $5,576,267,099      100.0%
                                                                                                  ==============      ======

  *American Depositary Receipt (ADR).
 **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Received as a spin-off from General Mills, Inc.
 ++Non-income producing security.

   See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 1995
Assets:             Investments, at value (identified cost--$4,277,875,481)
                    (Note 1a)                                                                             $5,560,627,412
                    Cash                                                                                       6,397,771
                    Receivables:
                      Capital shares sold                                                $   19,239,361
                      Dividends                                                               8,285,070
                      Securities sold                                                         2,681,411       30,205,842
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1d)                                         147,939
                                                                                                          --------------
                    Total assets                                                                           5,597,378,964
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 8,932,304
                      Securities purchased                                                    7,164,999
                      Distributor (Note 2)                                                    2,097,255
                      Investment adviser (Note 2)                                             1,835,128       20,029,686
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,082,179
                                                                                                          --------------
                    Total liabilities                                                                         21,111,865
                                                                                                          --------------


Net Assets:         Net assets                                                                            $5,576,267,099
                                                                                                          ==============


Net Assets          Class A Shares of Common Stock, $0.10 par value, 300,000,000
Consist of:         shares authorized                                                                     $   10,719,790
                    Class B Shares of Common Stock, $0.10 par value, 300,000,000
                    shares authorized                                                                          9,448,253
                    Class C Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                            286,077
                    Class D Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                            768,783
                    Paid-in capital in excess of par                                                       4,160,099,946
                    Undistributed investment income--net                                                      63,306,430
                    Undistributed realized capital gains on investments--net                                  48,885,889
                    Unrealized appreciation on investments--net                                            1,282,751,931
                                                                                                          --------------
                    Net assets                                                                            $5,576,267,099
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $2,834,652,321 and 107,197,900
                             shares outstanding                                                           $        26.44
                                                                                                          ==============
                    Class B--Based on net assets of $2,464,247,794 and 94,482,533
                             shares outstanding                                                           $        26.08
                                                                                                          ==============
                    Class C--Based on net assets of $74,333,991 and 2,860,765
                             shares outstanding                                                           $        25.98
                                                                                                          ==============
                    Class D--Based on net assets of $203,032,993 and 7,687,830
                             shares outstanding                                                           $        26.41
                                                                                                          ==============



                    See Notes to Financial Statements.

Statement of Operations for the Year Ended June 30, 1995
Investment          Dividends (net of $1,750,213 foreign withholding tax)                                 $  126,654,908
Income              Interest and discount earned                                                              44,476,505
(Notes 1b & 1c):                                                                                          --------------
                    Total income                                                                             171,131,413
                                                                                                          --------------


Expenses:           Account maintenance and distribution fees--Class B (Note 2)          $   19,879,726
                    Investment advisory fees (Note 2)                                        18,443,250
                    Transfer agent fees--Class A (Note 2)                                     3,613,058
                    Transfer agent fees--Class B (Note 2)                                     3,444,155
                    Printing and shareholder reports                                            503,104
                    Registration fees (Note 1d)                                                 390,649
                    Accounting services (Note 2)                                                259,783
                    Account maintenance and distribution fees--Class C (Note 2)                 211,321
                    Account maintenance fees--Class D (Note 2)                                  186,902
                    Custodian fees                                                              164,456
                    Transfer agent fees--Class D (Note 2)                                       130,968
                    Professional fees                                                           116,136
                    Transfer agent fees--Class C (Note 2)                                        44,071
                    Directors' fees and expenses                                                 40,855
                    Pricing fees                                                                    309
                    Other                                                                        66,224
                                                                                         --------------
                    Total expenses                                                                            47,494,967
                                                                                                          --------------
                    Investment income--net                                                                   123,636,446
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                         66,820,215
Unrealized Gain on  Change in unrealized appreciation on investments--net                                    718,977,808
Investments--Net                                                                                          --------------
(Notes 1c & 3):     Net Increase in Net Assets Resulting from Operations                                  $  909,434,469
                                                                                                          ==============



                    See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                           For the Year Ended June 30,
Increase (Decrease) in Net Assets:                                                            1995             1994
Operations:         Investment income--net                                               $  123,636,446   $   88,423,093
                    Realized gain on investments and foreign currency
                    transactions--net                                                        66,820,215      163,320,957
                    Change in unrealized appreciation on investments and foreign
                    currency transactions--net                                              718,977,808      (76,944,519)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    909,434,469      174,799,531
                                                                                         --------------   --------------


Dividends &         Investment income--net:
Distributions to      Class A                                                               (68,596,425)     (62,663,619)
Shareholders          Class B                                                               (36,272,122)     (30,680,760)
(Note 1g):            Class C                                                                  (125,803)              --
                      Class D                                                                (1,039,403)              --
                    Realized gain on investments--net:
                      Class A                                                               (77,560,878)     (64,558,638)
                      Class B                                                               (61,276,834)     (45,745,511)
                      Class C                                                                   (37,759)              --
                      Class D                                                                  (291,335)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (245,200,559)    (203,648,528)
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                            894,346,339      639,523,156
(Note 4):                                                                                --------------   --------------



Net Assets:         Total increase in net assets                                          1,558,580,249      610,674,159
                    Beginning of year                                                     4,017,686,850    3,407,012,691
                                                                                         --------------   --------------
                    End of year*                                                         $5,576,267,099   $4,017,686,850
                                                                                         ==============   ==============

                   *Undistributed investment income--net                                 $   63,306,430   $   45,703,737
                                                                                         ==============   ==============



                    See Notes to Financial Statements.

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                 Class A
                                                                             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          1995        1994        1993         1992        1991
Per Share           Net asset value, beginning of year       $    23.17  $    23.31  $    20.57  $    18.90   $    19.32
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:          Investment income--net                        .74         .62         .71         .70          .87
                      Realized and unrealized gain (loss)
                      on investments and foreign currency
                      transactions--net                            4.01         .67        3.03        2.02         (.02)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               4.75        1.29        3.74        2.72          .85
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.69)       (.70)       (.64)       (.76)        (.97)
                      Realized gain on investments--net            (.79)       (.73)       (.36)       (.29)        (.30)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (1.48)      (1.43)      (1.00)      (1.05)       (1.27)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    26.44  $    23.17  $    23.31  $    20.57   $    18.90
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per
Return:*            share                                        21.67%       5.68%      19.03%      15.08%        5.39%
                                                             ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .59%        .53%        .54%        .58%         .59%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        3.19%       2.76%       3.48%       3.52%        4.76%
                                                             ==========  ==========  ==========  ==========   ==========


Supplemental        Net assets, end of year (in
Data:               thousands)                               $2,834,652  $2,272,983  $2,023,078  $1,670,430   $1,490,657
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           11.69%      21.79%      20.85%      21.24%       20.11%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales loads.



                    See Notes to Financial Statements.

The following per share data and ratios have been derived
from information provided in the financial statements.                                Class B
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         1995        1994        1993         1992       1991
Per Share           Net asset value, beginning of year       $    22.87  $    23.04  $    20.35  $    18.71   $    19.12
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:          Investment income--net                        .53         .42         .53         .50          .66
                      Realized and unrealized gain on
                      investments and foreign currency
                      transactions--net                            3.93         .62        2.96        2.00          .01
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               4.46        1.04        3.49        2.50          .67
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.46)       (.48)       (.44)       (.57)        (.78)
                      Realized gain on investments--net            (.79)       (.73)       (.36)       (.29)        (.30)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (1.25)      (1.21)       (.80)       (.86)       (1.08)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    26.08  $    22.87  $    23.04  $    20.35   $    18.71
                                                             ==========  ==========  ==========  ==========   ==========


Total Investment    Based on net asset value per share           20.45%       4.61%      17.81%      13.90%        4.33%
Return:*                                                     ==========  ==========  ==========  ==========   ==========


Ratios to Average   Expenses, excluding account
Net Assets:         maintenance and distribution fees              .61%        .55%        .56%        .60%         .61%
                                                             ==========  ==========  ==========  ==========   ==========
                    Expenses                                      1.61%       1.55%       1.56%       1.60%        1.61%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        2.16%       1.75%       2.47%       2.50%        3.73%
                                                             ==========  ==========  ==========  ==========   ==========


Supplemental        Net assets, end of year (in
Data:               thousands)                               $2,464,248  $1,744,704  $1,383,935  $1,064,354   $  874,318
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           11.69%      21.79%      20.85%      21.24%       20.11%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effects of sales loads.



                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.                                   For the Period Oct. 21, 1994++
                                                                                                to June 30, 1995
Increase (Decrease) in Net Asset Value:                                                     Class C          Class D
Per Share           Net asset value, beginning of period                                 $        22.92   $        23.19
Operating                                                                                --------------   --------------
Performance:          Investment income--net                                                        .44              .50
                      Realized and unrealized gain on investments--net                             3.05             3.17
                                                                                         --------------   --------------
                    Total from investment operations                                               3.49             3.67
                                                                                         --------------   --------------
                    Less dividends and distributions:
                      Investment income--net                                                       (.33)            (.35)
                      Realized gain on investments--net                                            (.10)            (.10)
                                                                                         --------------   --------------
                    Total dividends and distributions                                              (.43)            (.45)
                                                                                         --------------   --------------
                    Net asset value, end of period                                       $        25.98   $        26.41
                                                                                         ==============   ==============


Total Investment    Based on net asset value per share                                           15.59%+++        16.23%+++
Return:**                                                                                ==============   ==============


Ratios to Average   Expenses, excluding account maintenance and distribution fees                  .66%*            .62%*
Net Assets:                                                                              ==============   ==============
                    Expenses                                                                      1.66%*            .87%*
                                                                                         ==============   ==============
                    Investment income--net                                                        2.09%*           2.88%*
                                                                                         ==============   ==============


Supplemental        Net assets, end of period (in thousands)                             $       74,334   $      203,033
Data:                                                                                    ==============   ==============
                    Portfolio turnover                                                           11.69%           11.69%
                                                                                         ==============   ==============

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.



                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price on the day the securities are being valued, or lacking any sales, at the closing bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be withheld on interest, dividends, and capital gains at various rates.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability.
The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

Written options are non-income producing investments

(f) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into

US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's daily net assets at the following annual rates:
0.60% of the Fund's average daily net assets not exceeding $100 million; 0.50% of the Fund's average daily net assets in excess $100 million but not exceeding $200 million; and 0.40% of average daily net assets in excess of $200 million. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees, which are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                  Account     Distribution
                              Maintenance Fee      Fee

Class B                             0.25%          0.75%
Class C                             0.25%          0.75%
Class D                             0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account main-tenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                MLFD        MLPF&S

Class A                       $88,037     $1,499,145
Class D                       $73,718     $1,165,652


For the year ended June 30, 1995, MLPF&S received contingent deferred sales charges of $1,951,585 and $13,126 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $81,150 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD and/or ML & Co.

NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1995 were $1,009,368,845 and $437,599,359, respectively.

Net realized and unrealized gains as of June 30, 1995 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $66,820,215  $1,282,751,931
                                  -----------  --------------
Total                             $66,820,215  $1,282,751,931
                                  ===========  ==============


As of June 30, 1995, net unrealized appreciation for Federal income tax purposes aggregated $1,279,455,098, of which $1,308,447,655 related to appreciated securities and $28,992,557 related to depreciated securities. At June 30, 1995, the aggregate cost of investments for Federal income tax purposes was $4,281,172,314.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $894,346,339 and $639,523,156 for the years ended June 30, 1995 and June 30, 1994, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                        Dollar
Ended June 30, 1995                  Shares        Amount

Shares sold                        19,425,436   $466,205,455
Shares issued to shareholders
in reinvestment of dividends
and distributions                   5,782,037    130,723,601
                                  -----------   ------------
Total issued                       25,207,473    596,929,056
Shares redeemed                   (16,105,392)  (384,011,079)
                                  -----------   ------------
Net increase                        9,102,081   $212,917,977
                                  ===========   ============



Class A Shares for the Year                        Dollar
Ended June 30, 1994                   Shares       Amount

Shares sold                        22,051,928   $518,481,972
Shares issued to shareholders
in reinvestment of dividends
and distributions                   4,979,090    114,208,364
                                  -----------   ------------
Total issued                       27,031,018    632,690,336
Shares redeemed                   (15,739,255)  (370,180,112)
                                  -----------   ------------
Net increase                       11,291,763   $262,510,224
                                  ===========   ============

Class B Shares for the Year                        Dollar
Ended June 30, 1995                   Shares       Amount

Shares sold                        34,461,582   $815,962,756
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,848,516     86,346,162
                                  -----------   ------------
Total issued                       38,310,098    902,308,918
Automatic conversion of
shares                             (4,721,916)  (109,837,782)
Shares redeemed                   (15,381,764)  (361,976,739)
                                  -----------   ------------
Net increase                       18,206,418   $430,494,397
                                  ===========   ============


Class B Shares for the Year                        Dollar
Ended June 30, 1994                   Shares       Amount

Shares sold                        25,498,592   $594,651,037
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,969,021     67,552,341
                                  -----------   ------------
Total issued                       28,467,613    662,203,378
Shares redeemed                   (12,261,811)  (285,190,446)
                                  -----------   ------------
Net increase                       16,205,802   $377,012,932
                                  ===========   ============


Class C Shares for the Period
October 21, 1994++ to                              Dollar
June 30, 1995                         Shares       Amount

Shares sold                         3,236,903   $ 77,339,209
Shares issued to shareholders
in reinvestment of dividends
and distributions                       6,576        142,631
                                  -----------   ------------
Total issued                        3,243,479     77,481,840
Shares redeemed                      (382,714)    (9,161,923)
                                  -----------   ------------
Net increase                        2,860,765   $ 68,319,917
                                  ===========   ============

++Commencement of Operations.

Class D Shares for the Period
October 21, 1994++ to                              Dollar
June 30, 1995                         Shares       Amount

Shares sold                         3,673,107   $ 88,800,325
Automatic conversion of
shares                              4,666,859    109,837,782
Shares issued to shareholders
in reinvestment of dividends
and distributions                      55,369      1,215,335
                                  -----------   ------------
Total issued                        8,395,335    199,853,442
Shares redeemed                      (707,505)   (17,239,394)
                                  -----------   ------------
Net increase                        7,687,830   $182,614,048
                                  ===========   ============

++Commencement of Operations.

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                                       60
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                                       61
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                                       62
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                                       63

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Management of the Fund.....................................................   6
 Directors and Officers....................................................   6
 Compensation of Directors.................................................   7
 Management and Advisory Arrangements......................................   8
Purchase of Shares.........................................................  10
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  10
 Reduced Initial Sales Charges.............................................  11
 Distribution Plans........................................................  15
 Limitations on the Payment of Deferred Sales Charges......................  16
Redemption of Shares.......................................................  17
 Deferred Sales Charges--Class B and Class C Shares........................  18
Portfolio Transactions and Brokerage.......................................  19
Determination of Net Asset Value...........................................  20
Shareholder Services.......................................................  22
 Investment Account........................................................  22
 Automatic Investment Plans................................................  22
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  23
 Systematic Withdrawal Plans--Class A and
  Class D Shares...........................................................  23
 Retirement Plans..........................................................  24
 Exchange Privilege........................................................  24
Dividends, Distributions and Taxes.........................................  38
 Dividends and Distributions...............................................  38
 Taxes.....................................................................  38
 Tax Treatment of Options Transactions.....................................  40
 Special Rules for Certain Foreign Currency Transactions...................  41
Performance Data...........................................................  42
General Information........................................................  44
 Description of Shares.....................................................  44
 Computation of Offering Price per Share...................................  45
 Independent Auditors......................................................  45
 Custodian.................................................................  45
 Transfer Agent............................................................  45
 Legal Counsel.............................................................  45
 Reports to Shareholders...................................................  46
 Additional Information....................................................  46
Independent Auditors' Report...............................................  47
Financial Statements.......................................................  48

                                                           Code #10124-1095


LOGO  MERRILL LYNCH

Merrill Lynch Basic Value Fund
Municipal Bond Fund

Merrill Lynch Multi-State
Municipal Series Trust

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

October 26, 1995

Distributor:
Merrill Lynch
Funds Distributor, Inc.



                                    [C/R/C]

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A)FINANCIAL STATEMENTS

    Contained in Part A:

     Financial Highlights for each of the periods in the ten-year period ended June 30, 1995.

    Contained in Part B:

     Schedule of Investments as of June 30, 1995.

     Statement of Assets and Liabilities as of June 30, 1995.

     Statement of Operations for the year ended June 30, 1995.

     Statements of Changes in Net Assets for the years ended June 30, 1995 and 1994.

     Financial Highlights for each of the years in the five-year period ended June 30, 1995.

  (B)EXHIBITS

 EXHIBIT
 NUMBER
 -------
   1(a)  --Articles of Incorporation of Registrant, dated March 22, 1977.(a)
         --Articles of Amendment, dated October 3, 1988, to Articles of
    (b)   Incorporation of Registrant.(a)
         --Articles of Amendment, dated October 17, 1994, to Articles of
    (c)   Incorporation of Registrant.(a)
         --Articles Supplementary, dated October 17, 1994, to Articles of
    (d)   Incorporation of Registrant.(a)
         --Articles Supplementary, dated March 17, 1995, to Articles of
    (e)   Incorporation of Registrant.(a)
      2  --By-Laws of Registrant.(c)
      3  --None.
   4(a)  --Portions of the Articles of Incorporation and By-Laws of Registrant
          defining the rights of holders of shares of common stock of
          Registrant.(b)
         --Investment Advisory Agreement between Registrant and Fund Asset
   5(a)   Management.(a)
    (b)  --Supplement to Investment Advisory Agreement between Registrant and
          Fund Asset Management, L.P.(c)
   6(a)  --Form of Revised Class A Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(d)
    (b)  --Class B Distribution Agreement between Registrant and Merrill Lynch
          Funds Distributor, Inc. (including Form of Selected Dealers
          Agreement).(a)
    (c)  --Form of Class C Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(c)
    (d)  --Form of Class D Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(c)
    (e)  --Letter Agreement between Registrant and Merrill Lynch Funds
          Distributor, Inc. with respect to the Merrill Lynch Mutual Fund
          Adviser Program.(e)
   7     --None.
         --Custodian Agreement between Registrant and National Westminster Bank
   8      NJ.(a)
   9     --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between Registrant and Financial Data
          Services, Inc.(a)
  10     --None.
         --Consent of Deloitte & Touche llp, independent auditors for
  11      Registrant.
  12     --None.
  13     --None.
  14     --None.

 EXHIBIT
 NUMBER
 -------
  15(a)  --Amended and Restated Class B Distribution Plan and Class B
          Distribution Plan Sub-Agreement of Registrant.(e)
    (b)  --Form of Class C Distribution Plan and Class C Distribution Plan Sub-
          Agreement of Registrant.(c)
    (c)  --Form of Class D Distribution Plan and Class D Distribution Plan Sub-
          Agreement of Registrant.(c)
  16(a)  --Schedule for computation of each performance quotation for Class A shares provided in the Registration Statement in response to Item
          22.(a)
    (b)  --Schedule for computation of each performance quotation for Class B shares provided in the Registration Statement in response to Item
          22.(a)
    (c)  --Schedule for computation of each performance quotation for Class C shares provided in the Registration Statement in response to Item 22.
    (d)  --Schedule for computation of each performance quotation for Class D shares provided in the Registration Statement in response to Item 22 relating to Class D shares.
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.

--------

(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.

(b) Reference is made to Article III, Article V, Article VI (sections 2, 3, 4 and 5), Article VII, Article VIII, and Article X of the Registrant's Articles of Incorporation, previously filed as Exhibit (1), to the Registration Statement; and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII, Article XIV and Article XV of the Registrant's By-Laws filed as Exhibit (2) to the Registration Statement.

(c) Filed on EDGAR as an exhibit to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed September 7, 1994.

(d) Filed on EDGAR as an exhibit to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, filed October 11, 1994.

(e) Filed on EDGAR as an exhibit to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, filed October 28, 1993.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                NUMBER OF
                                                                HOLDERS AT
                        TITLE OF CLASS                      SEPTEMBER 30, 1995
                        --------------                      ------------------
   Class A Shares of Common Stock, par value $0.10 per
    share..................................................      209,767
   Class B Shares of Common Stock, par value $0.10 per
    share..................................................      208,553
   Class C Shares of Common Stock, par value $0.10 per
    share..................................................       12,514
   Class D Shares of Common Stock, par value $0.10 per
    share..................................................       24,093

--------

Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

  Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the "1940 Act") may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant's disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

  In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF MANAGER.

  Fund Asset Management, L.P. ("FAM" or the "Investment Adviser") acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Investment Adviser, acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Fund for Investment and Retirement, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill

Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc., and for the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Investment Advisor, MLAM, Princeton Services, Inc. ("Princeton Services"), Merrill Lynch Funds Distributor, Inc. ("MLFD") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 1, 1993, for his or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the preceding paragraphs, and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

                                                   OTHER SUBSTANTIAL BUSINESS,
                           POSITION(S) WITH THE       PROFESSION, VOCATION
           NAME             INVESTMENT ADVISER            OR EMPLOYMENT
           ----            --------------------    ---------------------------
 ML & Co................. Limited Partner        Financial Services Holding
                                                  Company; Limited Partner of
                                                  MLAM
 Princeton Services, Inc.
  ("Princeton Services"). General Partner        General Partner of MLAM
 Arthur Zeikel........... President              President of MLAM; President
                                                  and Director of Princeton
                                                  Services; Director of MLFD;
                                                  Executive Vice President of
                                                  ML & Co.; Executive Vice
                                                  President of Merrill Lynch
 Terry K. Glenn.......... Executive Vice         Executive Vice President of
                           President              MLAM; Executive Vice
                                                  President and Director of
                                                  Princeton Services; President
                                                  and Director of MLFD;
                                                  Director of the Transfer
                                                  Agent; President of Princeton
                                                  Administrators, L.P.
 Vincent R. Giordano..... Senior Vice President  Senior Vice President of MLAM;
                                                  Senior Vice President of
                                                  Princeton Services

                                                   OTHER SUBSTANTIAL BUSINESS,
                           POSITION(S) WITH THE       PROFESSION, VOCATION
           NAME             INVESTMENT ADVISER            OR EMPLOYMENT
           ----            --------------------    ---------------------------
 Elizabeth Griffin....... Senior Vice President  Senior Vice President of MLAM
 Norman R. Harvey........ Senior Vice President  Senior Vice President of MLAM;
                                                  Senior Vice President of
                                                  Princeton Services
 N. John Hewitt.......... Senior Vice President  Senior Vice President of MLAM;
                                                  Senior Vice President of
                                                  Princeton Services
 Philip L. Kirstein...... Senior Vice            Senior Vice President, General
                           President, General     Counsel and Secretary of
                           Counsel and            MLAM; Senior Vice President,
                           Secretary              General Counsel, Director and
                                                  Secretary of Princeton
                                                  Services; Director of MLFD
 Ronald M. Kloss......... Senior Vice President  Senior Vice President and
                           and Controller         Controller of MLAM; Senior
                                                  Vice President and Controller
                                                  of Princeton Services
 Stephen M. M. Miller.... Senior Vice President  Executive Vice President of
                                                  Princeton Administrators,
                                                  L.P.
 Joseph T. Monagle, Jr... Senior Vice President  Senior Vice President of MLAM;
                                                  Senior Vice President of
                                                  Princeton Services
 Richard L. Reller....... Senior Vice President  Senior Vice President of MLAM;
                                                  Senior Vice President of
                                                  Princeton Services
 Gerald M. Richard....... Senior Vice President  Senior Vice President and
                           and Treasurer          Treasurer of MLAM; Senior
                                                  Vice President and Treasurer
                                                  of Princeton Services; Vice
                                                  President and Treasurer of
                                                  MLFD
 Ronald L. Welburn....... Senior Vice President  Senior Vice President of MLAM;
                                                  Senior Vice President of
                                                  Princeton Services
 Anthony Wiseman......... Senior Vice President  Senior Vice President of MLAM;
                                                  Senior Vice President of
                                                  Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant. MLFD acts as the principal underwriter for each of the open-end investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Convertible Holdings, Inc., The Corporate Fund Accumulation Program, Inc., MuniAssets Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Crook, Aldrich, Brady, Breen, Graczyk, Fatseas, and Wasel is One Financial Center, Boston, Massachusetts 02111-2646.

                                       (2)                       (3)
          (1)               POSITION(S) AND OFFICE(S) POSITION(S) AND OFFICE(S)
         NAME                       WITH MLFD              WITH REGISTRANT
         ----               ------------------------- -------------------------
Terry K. Glenn............. President and Director    Executive Vice President
Arthur Zeikel.............. Director                  President and Director
Philip L. Kirstein......... Director                  None
William E. Aldrich......... Senior Vice President     None

                                      (2)                         (3)
          (1)              POSITION(S) AND OFFICE(S)   POSITION(S) AND OFFICE(S)
         NAME                      WITH MLFD                WITH REGISTRANT
         ----              -------------------------   -------------------------
Robert W. Crook.........  Senior Vice President        None
Kevin P. Boman..........  Vice President               None
Michael J. Brady........  Vice President               None
William M. Breen........  Vice President               None
Sharon Creveling........  Vice President and Assistant None
                           Treasurer
Mark A. DeSario.........  Vice President               None
James T. Fatseas........  Vice President               None
Stanley Graczyk.........  Vice President               None
Michelle T. Lau.........  Vice President               None
Debra W. Landsman-Yaros.  Vice President               None
Gerald M. Richard.......  Vice President and Treasurer Treasurer
Salvatore Venezia.......  Vice President               None
William Wasel...........  Vice President               None
Robert Harris...........  Secretary                    None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not Applicable.

  (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 26th day of October, 1995.

                                          Merrill Lynch Basic Value Fund, Inc.
                                                      (Registrant)

                                                  /s/ Terry K. Glenn
                                          By: _________________________________

                                              (TERRY K. GLENN, EXECUTIVE VICE
                                                      PRESIDENT)

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

              SIGNATURE                         TITLE                DATE

                                        President and
         Arthur Zeikel*                  Director
-------------------------------------    (Principal Executive Officer)
           (ARTHUR ZEIKEL)

         Gerald M. Richard*             Treasurer (Principal Financial
-------------------------------------    and Accounting
         (GERALD M. RICHARD)             Officer)

            Donald Cecil*               Director
-------------------------------------
           (DONALD CECIL)

           M. Colyer Crum*              Director
-------------------------------------
          (M. COLYER CRUM)

          Edward H. Meyer*              Director
-------------------------------------
          (EDWARD H. MEYER)

         Jack B. Sunderland*            Director
-------------------------------------
        (JACK B. SUNDERLAND)

         J. Thomas Touchton*            Director
-------------------------------------
        (J. THOMAS TOUCHTON)

       /s/ Terry K. Glenn                                        October 26,
                                                                  1995
*By: ___________________________

 (TERRY K. GLENN, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX

 EXHIBIT                                                                   PAGE
 NUMBER                            DESCRIPTION                            NUMBER
 -------                           -----------                            ------
         --Articles of Incorporation of Registrant, dated March 22,
   1(a)   1977. (a)....................................................
    (b)  --Articles of Amendment, dated October 3, 1988, to Articles of
          Incorporation of Registrant. (a).............................
    (c)  --Articles of Amendment, dated October 17, 1994, to Articles of Incorporation of Registrant. (a)..........................
    (d)  --Articles Supplementary, dated October 17, 1994, to Articles of Incorporation of Registrant. (a)..........................
    (e)  --Articles Supplementary, dated March 17, 1995, to Articles of
          Incorporation of Registrant. (a).............................
   5(a)  --Investment Advisory Agreement between Registrant and Fund
          Asset Management, L.P. (a)...................................
   6(b)  --Class B Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (Including Form of
          Selected Dealers Agreement). (a).............................
   8     --Custodian Agreement between Registrant and National
          Westminster Bank NJ. (a).....................................
   9     --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between Registrant and Merrill
          Lynch Financial Data Services, Inc. (a)......................
  11     --Consent of Deloitte & Touche LLP, independent auditors for the Registrant...............................................
  16(a)  --Schedule for computation of each performance quotation for
          Class A Shares provided in the Registration Statement in
          response to Item 22. (a).....................................
    (b)  --Schedule for computation of each performance quotation for
          Class B shares provided in the Registration Statement in
          response to Item 22. (a).....................................
    (c)  --Schedule for computation of each performance quotation for
          Class C shares provided in the Registration Statement in
          response to Item 22. ........................................
    (d)  --Schedule for computation of each performance quotation for
          Class D shares provided in the Registration Statement in
          response to Item 22. ........................................
  17(a)  --Financial Data Schedule for Class A Shares..................
    (b)  --Financial Data Schedule for Class B Shares. ................
    (c)  --Financial Data Schedule for Class C Shares..................
    (d)  --Financial Data Schedule for Class D Shares..................

--------
(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
   GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                  Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market           Additional Information
bull